UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

HC CAPITAL TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

HC CAPITAL TRUST

Five Tower Bridge, 300 Barr Harbor Drive, Suite 500

West Conshohocken, Pennsylvania 19428

March     , 2012

To the Shareholders of The Growth Equity Portfolio, The Institutional Growth Equity Portfolio and The Fixed Income Opportunity Portfolio of the HC Capital Trust:

A Joint Special Meeting (the “Special Meeting”) of shareholders of The Growth Equity Portfolio, The Institutional Growth Equity Portfolio and The Fixed Income Opportunity Portfolio (the “Portfolios” or each a “Portfolio”) of The HC Capital Trust (the “Trust”) will be held on Monday, April 30, 2012 at 10:00 a.m. (Eastern time) at the offices of the Trust. At the Special Meeting, shareholders of these three Portfolios will be asked to consider and vote upon important matters relating to the portfolio management services provided to The Growth Equity Portfolio, The Institutional Growth Equity Portfolio and The Fixed Income Opportunity Portfolio, respectively.

We encourage you to read the attached proxy statement (the “Proxy Statement”) thoroughly. To assist you in this, we have prepared the brief “QUESTION AND ANSWER SUMMARY” that accompanies this letter.

While you are welcome to join us at the Special Meeting, we anticipate that most shareholders will, by completing the proxy card enclosed with the Proxy Statement, instruct us to cast votes on their behalf. The proxy card may be completed by checking the appropriate box, and voting for or against the proposals described in the Proxy Statement. Please note, if you are a shareholder in more than one of the Portfolios, you will receive a proxy card for each Portfolio. Your proxy cards are not duplicates and you must vote separately for each Portfolio.

The Board of Trustees of the Trust (the “Board”) unanimously recommends a vote “FOR” the approval of each proposal.

Whether or not you plan to attend the Special Meeting, we need your vote. Please mark, sign, and date the enclosed proxy card and return it promptly in the enclosed, postage-paid envelope so that the maximum number of shares may be voted. If a signed proxy card is returned, but no instructions are specified, your shares will be voted in accordance with the recommendations of the Board.

As always, we thank you for your confidence and support.

Sincerely yours,

Donald E. Callaghan
President
HC Capital Trust

HC CAPITAL TRUST

Five Tower Bridge, 300 Barr Harbor Drive, Suite 500

West Conshohocken, Pennsylvania 19428

QUESTION AND ANSWER SUMMARY

The following is a brief summary of the matters that shareholders will be asked to consider at the Special Meeting. Both HC Capital Solutions (the “Adviser”) and the Board recommend that you vote “FOR” each of these three proposals (the “Proposals”).

THE GROWTH EQUITY PORTFOLIO AND THE INSTITUTIONAL GROWTH EQUITY PORTFOLIO:

Q.	WHY ARE AMENDMENTS TO PORTFOLIO MANAGEMENT AGREEMENTS (THE “JENNISON AMENDMENTS”) BEING PROPOSED AT THIS TIME FOR THE GROWTH EQUITY PORTFOLIO (THE “GROWTH PORTFOLIO”) AND THE INSTITUTIONAL GROWTH EQUITY PORTFOLIO (THE “INSTITUTIONAL GROWTH PORTFOLIO”)?

A.	Jennison Associates LLC (“Jennison”) is one of three investment advisory organizations that currently provides day-to-day investment decisions for the Growth Portfolio and one of four such organizations that provides that service to the Institutional Growth Portfolio. Jennison recently informed the Trust that it is standardizing its fee schedule for its services related to the asset class in which it manages assets for the respective Portfolios. The revised fee structure would add an additional breakpoint to Jennison’s fee, resulting in a slightly higher fee if the level of assets allocated to Jennison, determined by combining the assets of both Portfolios and certain other accounts advised by affiliates of the Adviser, were to rise to over $5 billion. At this time, the Adviser believes that it is highly unlikely that the assets allocated to Jennison will rise to the $5 billion level in the foreseeable future. No change is being proposed that would have any effect on the fee paid to Jennison for combined assets of less than $5 billion.

Q.	WHAT IMPACT, IF ANY, WOULD THE JENNISON AMENDMENTS HAVE ON THE PORTFOLIO MANAGEMENT SERVICES CURRENTLY BEING PROVIDED TO THE GROWTH PORTFOLIO AND THE INSTITUTIONAL GROWTH PORTFOLIO?

A.	None. If approved by the shareholders of the respective Portfolios, the Jennison Amendments will require Jennison to provide the same services contemplated under the existing portfolio management agreements (the “Current Agreements”).

Q.	WILL THE EXPENSES ASSOCIATED WITH AN INVESTMENT IN THE GROWTH PORTFOLIO AND THE INSTITUTIONAL GROWTH PORTFOLIO INCREASE?

A.	Implementation of the Jennison Amendments will result in an increase in the advisory fees payable by the Growth Portfolio and the Institutional Growth Portfolio and, accordingly, the expense ratio for both of the respective Portfolios if the combined level of assets allocated to Jennison by both Portfolios and certain other accounts advised by affiliates of the Adviser rises to over $5 billion. If the assets allocated to Jennison do not rise to that level, the fees payable by the Portfolios will not increase. As noted above, the Adviser believes that it is highly unlikely that the assets allocated to Jennison will rise to the $5 billion level in the foreseeable future.

Q.	IF THE JENNISON AMENDMENTS ARE APPROVED BY SHAREHOLDERS, WHEN WILL THEY BECOME EFFECTIVE?

A.	Each of the Jennison Amendments will become effective as soon as reasonably practicable following its approval. If one or more of the Jennison Amendments between the Trust and Jennison is not approved, the Current Agreement with respect to that Portfolio will continue in effect and the Board will meet to determine the best course of action for the Portfolio. The fact that one of the Jennison Amendments is not approved, however, will not affect the implementation of the other Jennison Amendment if it is approved.

Q.	HOW DOES THE BOARD SUGGEST THAT I VOTE?

A.	As indicated above, both the Adviser and the Board recommend that you vote “FOR” the Jennison Amendments. A summary of matters considered by the Board in approving each Jennison Amendment is set forth in the discussion in the attached Proxy Statement.

THE FIXED INCOME OPPORTUNITY PORTFOLIO:

Q.	WHY IS A NEW PORTFOLIO MANAGEMENT AGREEMENT (THE “PROPOSED AGREEMENT”) BEING PROPOSED FOR THE FIXED INCOME OPPORTUNITY PORTFOLIO (THE “FIXED OPPORTUNITY PORTFOLIO”) AT THIS TIME?

A.	Current day-to-day investment decisions for the Fixed Opportunity Portfolio are the responsibility of two investment advisory organizations (the “Current Managers”), which adhere to a distinct investment style. The Adviser believes that adding a third investment advisory organization (“Specialist Manager”), Fort Washington Investment Advisors, Inc. (“Fort Washington”) will provide the Fixed Opportunity Portfolio with access to additional sub-asset classes of fixed income securities, including higher credit quality instruments within the non-investment grade fixed income universe. Accordingly, the Adviser has recommended, and the Board has approved, the engagement of Fort Washington to serve as a Specialist Manager for the Fixed Opportunity Portfolio. The Board has also approved the terms and conditions of a proposed portfolio management agreement pursuant to which Fort Washington will provide day-to-day investment decisions for a portion of the assets of the Fixed Opportunity Portfolio. In accordance with various provisions of the Investment Company Act of 1940, as amended, (the “Investment Company Act”) shareholders of the Fixed Opportunity Portfolio are being asked to approve the Proposed Agreement with Fort Washington.

Q.	WILL THE EXPENSES ASSOCIATED WITH MY INVESTMENT IN THE FIXED OPPORTUNITY PORTFOLIO INCREASE IF THE PROPOSED AGREEMENT IS IMPLEMENTED?

A.	Under the Proposed Agreement, Fort Washington would be entitled to receive an annual fee of 0.40% of the first $25 million of the average daily net assets that may, from time to time, be allocated to it by the Adviser, 0.375% of the next $25 million, 0.3375% of the next $50 million, 0.25% of the next $100 million and 0.20% of assets exceeding $200 million, however, when average daily net assets exceed $200 million, the breakpoints will be eliminated and an annual fee of 0.20% of the average daily net assets will be applied to the entire account. The applicable fee rate is lower that that which is paid to either of the Current Managers for the Fixed Opportunity Portfolio. Accordingly, if the proposal relating to the Fixed Opportunity Portfolio is approved, the overall advisory fee paid by the Fixed Opportunity Portfolio will likely decrease, although the extent of any such decrease will depend on the manner in which assets of the Fixed Opportunity Portfolio are allocated among the various Specialist Managers. Tables illustrating the pro forma expenses that shareholders of the Fixed Opportunity Portfolio may be expected to incur in the event that the proposed agreement is approved and implemented appear in the Proxy Statement at Appendix C.

Q.	IF THE PROPOSED AGREEMENT IS APPROVED BY SHAREHOLDERS, WHEN WILL IT BECOME EFFECTIVE?

A.	If approved, the agreement will become effective as soon as reasonably practical following the Special Meeting.

Q.	HOW DOES THE BOARD SUGGEST THAT I VOTE?

A.	As indicated above, both the Adviser and the Board recommend that you vote “FOR” the Proposed Agreement. A summary of matters considered by the Board in approving the Proposed Agreement is set forth in the discussion in the attached Proxy Statement.

HC CAPITAL TRUST

Five Tower Bridge, 300 Barr Harbor Drive, Suite 500

West Conshohocken, Pennsylvania 19428

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

of

THE GROWTH EQUITY PORTFOLIO

THE INSTITUTIONAL GROWTH EQUITY PORTFOLIO

and

THE FIXED INCOME OPPORTUNITY PORTFOLIO

of

HC CAPITAL TRUST

to be held on April 30, 2012

TO THE SHAREHOLDERS:

Notice is hereby given (“Notice of Meeting”) that a Joint Special Meeting (the “Special Meeting”) of the shareholders of The Growth Equity Portfolio, The Institutional Growth Equity Portfolio and The Fixed Income Opportunity Portfolio (collectively, the “Portfolios”) of the HC Capital Trust (the “Trust”) will be held on Monday, April 30, 2012, at the Trust’s principal office, located at Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, Pennsylvania 19428, at 10:00 a.m. (Eastern time) for the following purposes:

At the Special Meeting, the shareholders of The Growth Equity Portfolio will be asked:

1.	To approve or disapprove an amendment to the portfolio management agreement between the Trust, on behalf of The Growth Equity Portfolio, and Jennison Associates LLC.

At the Special Meeting, the shareholders of The Institutional Growth Equity Portfolio will be asked:

2.	To approve or disapprove an amendment to the portfolio management agreement between the Trust, on behalf of The Institutional Growth Equity Portfolio, and Jennison Associates LLC.

At the Special Meeting, the shareholders of The Fixed Income Opportunity Portfolio will be asked:

3.	To approve or disapprove a portfolio management agreement between the Trust, on behalf of The Fixed Income Opportunity Portfolio, and Fort Washington Investment Advisors, Inc.

Shareholders of the Portfolios will also transact such further business as may properly come before the Special Meeting or at any postponement or adjournment(s) thereof. Information concerning the proposals above is provided in the proxy statement attached to this Notice of Meeting.

Shareholders of record of the Portfolios at the close of business on March 14, 2012 (the “Record Date”) are entitled to notice of the Special Meeting and any adjournments thereof. If you do not expect to attend the Special Meeting, please fill in, date, sign and return the proxy card in the enclosed envelope, which requires no postage if mailed in the United States (if voting by mail) or vote by telephone or via the Internet in accordance with the instructions on the proxy card. If you attend the Special Meeting, you may vote your shares in person; a vote cast “in person” will revoke a previously submitted proxy card. Please note, if you are a shareholder in more than one of the Portfolios, you will receive a proxy card for each Portfolio. Please sign and return each proxy card.

It is important that you return your signed proxy promptly so that a quorum may be assured.

BY ORDER OF THE BOARD OF TRUSTEES OF HC CAPITAL TRUST

HC CAPITAL TRUST

Five Tower Bridge, 300 Barr Harbor Drive, Suite 500

West Conshohocken, PA 19428

PROXY STATEMENT

This proxy statement (“Proxy Statement”) and the enclosed proxy are being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of The HC Capital Trust (the “Trust”). The matters discussed in this Proxy Statement apply to three of the series of the Trust: The Growth Equity Portfolio (the “Growth Portfolio”) The Institutional Growth Equity Portfolio (the “Institutional Growth Portfolio”) and The Fixed Income Opportunity Portfolio (the “Fixed Opportunity Portfolio” and collectively with the Growth Portfolio and the Institutional Growth Portfolio, the “Affected Portfolios” or the “Portfolios,” and each a “Portfolio”). Proxies so solicited are intended for use at a joint special meeting of shareholders of the Portfolios or any adjournment(s) of that meeting (the “Special Meeting”). The Special Meeting will be held at 10:00 a.m. (Eastern Time) on April 30, 2012 at the offices of the Trust located at Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428, for the purposes set forth in the accompanying notice (“Notice of Meeting”). Further information about these matters is set forth in this Proxy Statement.

It is anticipated that this Proxy Statement, the accompanying Notice of Meeting and the enclosed proxy card(s) will first be mailed to shareholders on or about March 30, 2012. Only shareholders of record of one of the Portfolios on March 14, 2012 (the “Record Date”) will be entitled to notice of, and to vote at, the Special Meeting.

The table below summarizes the proposals to be presented at the Special Meeting, and indicates which shareholders will be entitled to vote with respect to each of the proposals (the “Proposals”) and the number of shares outstanding (“Record Date Shares”) for each Portfolio as of the Record Date:

Summary of Proposals	Affected Portfolio	Record Date Shares for Affected Portfolio

Proposal 1

Approval of an amendment to the portfolio management agreement between the Trust, on behalf of the Growth Portfolio, and Jennison Associates LLC (“Jennison”)	The Growth Equity Portfolio	HC Strategic Shares: HC Advisors Shares:

Proposal 2

Approval of an amendment to the portfolio management agreement between the Trust, on behalf of the Institutional Growth Portfolio, and Jennison	The Institutional Growth Equity Portfolio	HC Strategic Shares: HC Advisors Shares:

Proposal 3

Approval of a portfolio management agreement between the Trust, on behalf of the Fixed Opportunity Portfolio, and Fort Washington Investment Advisors, Inc. (“Fort Washington”)	The Fixed Income Opportunity Portfolio	HC Strategic Shares: HC Advisors Shares:

Each shareholder of record on the Record Date is entitled to one full vote for each full share held and a proportionate fractional vote for each fractional share held as to each proposal on which such shareholder is entitled to vote. If you are a shareholder of more than one Portfolio, you will receive a proxy card for each such Portfolio. Shareholders must vote each proxy separately as each represents a separate proposal for that one Portfolio.

Quorum; Vote Required to Approve Proposals

The presence of the holders of 40% of the shares of an Affected Portfolio as of the Record Date, represented in person or by proxy, shall constitute a quorum for the purpose of conducting the business at the Special Meeting with respect to that Portfolio. Approval of each of the Proposals requires the approval of the holders of a “majority of the outstanding voting securities” of the relevant Portfolio. Under the Investment Company Act of 1940, as amended, (the “Investment Company Act”), this means the lesser of (i) 67% of the outstanding shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the relevant Portfolio’s outstanding voting securities. Persons and groups known by management to beneficially own 5% or more of the Record Date Shares of the Portfolios are listed in this Proxy Statement under the heading “Additional Information.”

If the accompanying proxy is executed properly and returned (if voting by mail) or voted in accordance with the telephone or Internet voting procedures described in the proxy, shares represented by such proxy will be voted at the Special Meeting in accordance with the instructions on the proxy. The Board recommends a vote “FOR” the approval of each proposed Jennison Amendment and for the Proposed Agreement with Fort Washington. If a signed proxy card is returned, but no instructions are specified, shares will be voted “FOR” approval of the Proposals, and according to the best judgment of the proxy holders on all other matters. Costs associated with the solicitation of proxies will be borne by the Trust. Officers of HC Capital Solutions (“the Adviser”) may assist in the solicitation without separate compensation. If the votes required to approve the Proposals are not received, the persons named as proxies on the accompanying proxy may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Fund’s shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of that proposal and will vote AGAINST any such adjournment those proxies to be voted against that proposal. A shareholder can revoke a proxy prior to its use by appearing at the Special Meeting and voting in person, by giving written notice of such revocation to the Trust or by returning a subsequently dated proxy to the Trust.

Copies of the Trust’s Annual Report to Shareholders, dated June 30, 2011, and its most recent Semi-Annual Report to Shareholders, dated December 31, 2011, have been previously delivered to shareholders of the Trust. Shareholders of the Trust may obtain additional copies of those reports without charge by writing to the Trust at Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428 or by calling toll free 1-800-242-9596.

INTRODUCTION AND BACKGROUND.

The Trust is a diversified, open-end management investment company. The Trust is designed to operate in a “multi-manager” or “manager of managers” format and as a vehicle through which the Adviser and/or its affiliates implement certain asset allocation strategies on behalf of their investment advisory clients. Under the multi-manager structure, day-to-day portfolio management services and investment decisions are provided to each of the Trust’s investment portfolios by one or more independent investment advisory firms (each, a “Specialist Manager”). The Adviser serves as the Trust’s primary investment adviser and, in particular monitors, evaluates and oversees the Specialist Managers that serve the Trust’s various Portfolios. The Trust’s Board is responsible for the overall supervision and management of the business and affairs of the Trust. The Growth Portfolio, the Institutional Growth Portfolio, and the Fixed Opportunity Portfolio are each separate investment portfolios of the Trust.

Although each of the Specialist Managers is required to adhere to the investment objective, policies and restrictions of the Portfolio served, each firm is also expected to do so in the context of its particular investment management style. The goal of the multi-manager structure is to achieve a better rate of return with lower volatility than would typically be expected of any one management style. Its success depends upon the ability of the Trust to (a) identify and retain Specialist Managers who have achieved and will continue to achieve superior investment records relative to selected benchmarks; (b) pair Specialist Managers that have complementary investment styles (e.g., top-down vs. bottom-up investment selection processes); (c) monitor Specialist Managers’ performance and adherence to stated styles; and (d) effectively allocate portfolio assets among Specialist Managers.

The Board has approved amendments (the “Jennison Amendments”) to the existing portfolio management agreements (the “Current Agreements”) between the Trust and Jennison with respect to the Growth and Institutional Growth Portfolios. The Board has also approved the engagement of an additional Specialist Manager, Fort Washington, to serve the Fixed Opportunity Portfolio. The approval of both the Jennison Amendments and the engagement of Fort Washington were based on the recommendations of the Adviser.

Shareholder Action

Implementation of each of the proposed Jennison Amendments and the proposed new agreement with Fort Washington (the “Proposed Agreement”) requires the approval of the shareholders of the relevant Portfolio. Provided shareholder approval is obtained, the Jennison Amendments and the Proposed Agreement will become effective as soon as is reasonably practicable following their approval by shareholders. If one or more of the Jennison Amendments or the Proposed Agreement is not approved by shareholders, the Portfolio or Portfolios for which the proposals were rejected will continue to be managed by the current Specialist Managers pursuant to the terms and conditions of the portfolio management agreements then in effect and the Board will meet to determine the best course of action. The fact that one or more of the proposals are not approved will not affect the implementation of those proposals that are approved.

Further Information

Information about the Growth Portfolio, the relevant Jennison Amendment and a comparison of the current and proposed fee structure is set forth below under Proposal No. 1; an illustration of the impact that the new fee structure would have had on the Growth Portfolio had it been in effect during the fiscal year ended June 30, 2011, appears in Appendix A to this Proxy Statement. Information about the Institutional Growth Portfolio, the relevant Jennison Amendment and a comparison of the current and proposed fee structure is set forth below under Proposal No. 2; an illustration of the impact that the new fee structure would have had on the Institutional Growth Portfolio had it been in effect during the fiscal year ended June 30, 2011, appears in Appendix B to this Proxy Statement. Information about the Fixed Opportunity Portfolio, the Proposed Agreement and a comparison of the current and proposed fee structure is set forth below under Proposal No. 3; an illustration of the impact that the new fee structure would have had on the Fixed Opportunity Portfolio had it been in effect during the fiscal year ended June 30, 2011, appears in Appendix C to this Proxy Statement. Additional information concerning each of the affected Specialist Managers is set forth in a Specialist Managers Guide in Appendix D to this Proxy Statement.

PROPOSAL NO. 1: Approval of an Amendment to the Portfolio Management Agreement between the Trust, on Behalf of the Growth Portfolio, and Jennison

Jennison has served as a Specialist Manager to the Growth Portfolio since its inception in 1995. Currently, for its services to the Growth Portfolio, Jennison receives a maximum annual fee of 0.30% of the average daily net assets of that portion of the Growth Portfolio allocated to Jennison (the “Jennison Account”). Jennison’s fee, however, is calculated based upon the application of the fee schedule set forth below (“Combined Fee Schedule”) to the aggregate market value of the Jennison Account and certain other assets managed by Jennison for clients of the Adviser or its affiliates (together, the “Combined Assets”). Therefore, the fee to Jennison may be lower than the fee if based solely on the Jennison Account, to the extent the application based upon Combined Assets causes the Jennison Account to fall into a lower bracket.

For Combined Assets of:	The maximum Jennison Fee* from each Portfolio would be:
$10 million or less	0.30% of the avg. daily net assets of the Jennison Account
Over $10 million to $40 million	0.30% of the avg. daily net assets of the Jennison Account
Over $40 million to $65 million	0.30% of the avg. daily net assets of the Jennison Account
Over $65 million to $400 million	0.25% of the avg. daily net assets of the Jennison Account
Over $400 million to $1 billion	0.22% of the avg. daily net assets of the Jennison Account
Over $1 billion	0.20% of the avg. daily net assets of the Jennison Account

Jennison has informed the Trust that it is updating its standard fee schedules, seeking to align the fee schedules of subadvisory clients to ensure that they are being treated consistently with one another on the basis of fees rates and fee schedules. With respect to the Growth Portfolio, this means adding an additional breakpoint which would result in a higher fee of 0.25% being charged for assets allocated to Jennison in excess of $5 billion. As of December 31, 2012, the level of the Combined Assets on which the Jennison fee was being calculated was $738.8 million. The Adviser does not believe that the Combined Assets allocated to Jennison will approach the $5 billion level at any time in the foreseeable future.

Basis for the Adviser’s Recommendation.

The Adviser evaluated Jennison’s requested change to the fee schedule in light of the nature and quality of the services that have been provided to the Growth Portfolio by Jennison since 1995 and the anticipated asset levels of the Growth Portfolio and allocation to Jennison in the foreseeable future. The Adviser concluded that the Growth Portfolio would benefit from continued access to Jennison’s services. Noting that it was highly unlikely that the level of assets allocated to Jennison would approach the $5 billion level, the Adviser also concluded that the proposed change to the fee schedule would not be likely to change the actual fee paid by the Growth Portfolio in the foreseeable future.

Accordingly, the Adviser recommended to the Board a proposal to amend the current portfolio management agreement (“Current Growth Agreement”) between the Trust, on behalf of the Growth Portfolio, and Jennison to include the revised fee schedule. If approved by the shareholders of the Growth Portfolio and implemented as proposed, the Jennison Amendment to the Current Growth Agreement will not increase the fees payable to Jennison by the shareholders of the Growth Portfolio immediately following its implementation and will only increase such fees in the future to the extent that the level of Combined Assets allocated by the Adviser to Jennison increases substantially.

A copy of the Jennison Amendment to the Current Growth Agreement appears in this Proxy Statement as Exhibit A (HC Capital Trust Growth Equity Portfolio - Amendment No. 3 to the Portfolio Management Agreement). Information about Jennison is set forth in the Specialist Managers Guide in Appendix D, below.

THE BOARD RECOMMENDS THAT SHAREHOLDERS

OF THE GROWTH PORTFOLIO VOTE “FOR” PROPOSAL NO. 1.

Factors Considered by the Board in Approving the Proposal.

The Trust’s Board, including a majority of those trustees who are not “interested persons” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act (the “Independent Trustees”), approved the Adviser’s recommendations, as well as the Jennison Amendment to the Current Growth Agreement at a meeting of the Board held on March 13, 2012. The Board noted that, except for terms relating to fees, the operative terms and conditions of the Current Growth Agreement would remain unchanged. In reaching its conclusion, the Board considered it of importance that, like all of the investment portfolios of the Trust, the Growth Portfolio is designed primarily to serve as a vehicle through which the Adviser and its affiliates implement asset allocation strategies on behalf of their investment advisory clients and that shares of the Growth Portfolio are available only to such clients. In connection with its deliberations, the Board had available to it a range of information about Jennison, including:

•

Information regarding the nature, quality and extent of the services provided by Jennison to the Growth Portfolio, including the Adviser’s evaluation of Jennison in terms of style, consistency, relative investment risk versus applicable benchmarks and peer managers, and the extent to which the performance achieved by Jennison was consistent with the Adviser’s expectations for the relevant asset class as a whole;

•	the performance achieved by Jennison and its role in the context of the multi-manager structure of the Growth Portfolio;

•	financial information about Jennison, including revenues and profits realized as a result of its relationship with the Growth Portfolio and the Trust as a whole;

•	publicly available information assembled by a third-party service provider about the performance and fee structures of funds similar to the Growth Portfolio; and

•	fees charged by Jennison to other client accounts managed in accordance with investment objectives and strategies similar to the Growth Portfolio.

In reaching its conclusion, the Board noted that no single factor was determinative in its opinion, but based its findings primarily on the specific facts and circumstances of the Growth Portfolio and the Trust as a whole. The Board also gave substantial weight to the Adviser’s views and recommendations with respect to the quality of the services provided and, in particular, the Adviser’s view with respect to the advisability of continuing the engagement of Jennison to serve as one of the Specialist Managers serving the Growth Portfolio. The Board considered the comparative fee information (including both peer group information and fees charged by Jennison to its other clients) as indications of the comparable fee ranges but did not specifically rely upon this information. The Board acknowledged the fact that implementation of the proposed Jennison Amendment could eventually increase the overall advisory fees paid by the Growth Portfolio, but considered the potential for such an increase in light of the remoteness of the possibility of reaching the required asset levels along with relatively small level of increase at such asset levels. While the Board had before it information relating to the costs incurred by Jennison and its profitability as it related to services rendered to the Trust, the Board did not specifically rely on such information, recognizing that the negotiations between the Trust and Jennison were conducted at “arms length” by officers of the Trust and the Adviser.

For more information on the fees and expenses of the Portfolio, see the pro-forma fee and expense tables in Appendix A.

PROPOSAL NO. 2: Approval of an Amendment to the Portfolio Management Agreement between the Trust, on Behalf of the Institutional Growth Portfolio, and Jennison.

Jennison has served as a Specialist Manager to the Institutional Growth Portfolio since its inception in 1995. Currently, for its services to the Institutional Growth Portfolio, Jennison receives a maximum annual fee of 0.30% of the average daily net assets of that portion of the Institutional Growth Portfolio allocated to Jennison (the “Jennison Account”). Jennison’s fee, however, is calculated based upon the application of the fee schedule set forth below (“Combined Fee Schedule”) to the aggregate market value of the Jennison Account and certain other assets managed by Jennison for clients of the Adviser or its affiliates (together, the “Combined Assets”). Therefore, the fee to Jennison may be lower than the fee if based solely on the Jennison Account, to the extent the application based upon Combined Assets causes the Jennison Account to fall into a lower bracket.

For Combined Assets of:	The maximum Jennison Fee* from each Portfolio would be:
$10 million or less	0.30% of the avg. daily net assets of the Jennison Account
Over $10 million to $40 million	0.30% of the avg. daily net assets of the Jennison Account
Over $40 million to $65 million	0.30% of the avg. daily net assets of the Jennison Account
Over $65 million to $400 million	0.25% of the avg. daily net assets of the Jennison Account
Over $400 million to $1 billion	0.22% of the avg. daily net assets of the Jennison Account
Over $1 billion	0.20% of the avg. daily net assets of the Jennison Account

Jennison has informed the Trust that it is updating its standard fee schedule, seeking to align the fee schedules of subadvisory clients to ensure that they are being treated consistently with one another on the basis of fees rates and fee schedules. With respect to the Institutional Growth Portfolio, this means adding an additional breakpoint which would result in a higher fee of 0.25% being charged for assets allocated to Jennison in excess of $5 billion. As of December 31, 2012, the level of the Combined Assets on which the Jennison fee was being calculated was $738.8 million. The Adviser does not believe that the Combined Assets allocated to Jennison will approach the $5 billion level at any time in the foreseeable future.

Basis for the Adviser’s Recommendation.

The Adviser evaluated Jennison’s requested change to the fee schedule in light of the nature and quality of the services that have been provided to the Institutional Growth Portfolio by Jennison since 1995 and the anticipated asset levels of the Institutional Growth Portfolio and allocation to Jennison in the foreseeable future. The Adviser concluded that the Institutional Growth Portfolio would benefit from continued access to Jennison’s services. Noting that it was highly unlikely that the level of assets allocated to Jennison would approach the $5 billion level, the Adviser also concluded that the proposed change to the fee schedule would not be likely to change the actual fee paid by the Institutional Growth Portfolio in the foreseeable future.

Accordingly, the Adviser recommended to the Board a proposal to amend the current portfolio management agreement (“Current Institutional Growth Agreement”) between the Trust, on behalf of the Institutional Growth Portfolio, and Jennison to include the revised fee schedule. If approved by the shareholders of the Institutional Growth Portfolio and implemented as proposed, the Jennison Amendment to the Current Institutional Growth Agreement will not increase the fees payable to Jennison by the shareholders of the Institutional Growth Portfolio immediately following its implementation and will only increase such fees in the future to the extent that the level of Combined Assets allocated by the Adviser to Jennison increases substantially.

A copy of the Jennison Amendment to the Current Institutional Growth Agreement appears in this Proxy Statement as Exhibit B (HC Capital Trust Institutional Growth Equity Portfolio - Amendment No. 1 to the Portfolio Management Agreement). Information about Jennison is set forth in the Specialist Managers Guide in Appendix D, below.

THE BOARD RECOMMENDS THAT SHAREHOLDERS

OF THE INSTITUTIONAL GROWTH PORTFOLIO VOTE “FOR” PROPOSAL NO. 2.

Factors Considered by the Board in Approving the Proposal.

The Trust’s Board, including a majority of the Independent Trustees, approved the Adviser’s recommendations, as well as the Jennison Amendment to the Current Institutional Growth Agreement at a meeting of the Board held on March 13, 2012. The Board noted that, except for terms relating to fees, the operative terms and conditions of the Current Institutional Growth Agreement would remain unchanged. In reaching its conclusion, the Board considered it of importance that, like all of the investment portfolios of the Trust, the Institutional Growth Portfolio is designed primarily to serve as a vehicle through which the Adviser and its affiliates implement asset allocation strategies on behalf of their investment advisory clients and that shares of the Institutional Growth Portfolio are available only to such clients. In connection with its deliberations, the Board had available to it a range of information about Jennison, including:

•

information regarding the nature, quality and extent of the services provided by Jennison to the Institutional Growth Portfolio, including the Adviser’s evaluation of Jennison in terms of style, consistency, relative investment risk versus applicable benchmarks and peer managers, and the extent to which the performance achieved by Jennison was consistent with the Adviser’s expectations for the relevant asset class as a whole;

•	the performance achieved by Jennison and its role in the context of the multi-manager structure of the Institutional Growth Portfolio;

•	financial information about Jennison, including revenues and profits realized as a result of its relationship with the Institutional Growth Portfolio and the Trust as a whole;

•	publicly available information assembled by a third-party service provider about the performance and fee structures of funds similar to the Institutional Growth Portfolio; and

•	fees charged by Jennison to other client accounts managed in accordance with investment objectives and strategies similar to the Institutional Growth Portfolio.

In reaching its conclusion, the Board noted that no single factor was determinative in its opinion, but based its findings primarily on the specific facts and circumstances of the Institutional Growth Portfolio and the Trust as a whole. The Board also gave substantial weight to the Adviser’s views and recommendations with respect to the quality of the services provided and, in particular, the Adviser’s view with respect to the advisability of continuing the engagement of Jennison to serve as one of the Specialist Managers serving the Institutional Growth Portfolio. The Board considered the comparative fee information (including both peer group information and fees charged by Jennison to its other clients) as indications of the comparable fee ranges but did not specifically rely upon this information. The Board acknowledged the fact that implementation of the proposed Jennison Amendment could eventually increase the overall advisory fees paid by the Institutional Growth Portfolio, but considered the potential for such an increase in light of the remoteness of the possibility of reaching the required asset levels along with relatively small level of increase at such asset levels. While the Board had before it information relating to the costs incurred by Jennison and its profitability as it related to services rendered to the Trust, the Board did not specifically rely on such information, recognizing that the negotiations between the Trust and Jennison were conducted at “arms length” by officers of the Trust and the Adviser.

For more information on the fees and expenses of the Portfolio, see the pro-forma fee and expense tables in Appendix B.

PROPOSAL NO. 3: Approval of a New Portfolio Management Agreement Between the Trust, on Behalf of the Fixed Opportunity Portfolio, and Fort Washington.

Day-to-day investment decisions for the Fixed Opportunity Portfolio are currently the responsibility of two Specialist Managers: Seix investment Advisors, LLC (“Seix”) and Pacific Investment Management Company LLC (“PIMCO” and, collectively with Seix, the “Current Managers”). The Current Managers each follow a distinct investment style in managing the assets of the Fixed Opportunity Portfolio allocated to them.

During the course of carrying out its responsibilities, the Adviser concluded that the Fixed Opportunity Portfolio would benefit from adding access to an additional sub-asset class of fixed income securities, specifically, relatively high credit quality (BB/B+) fixed income securities within the non-investment grade universe. The Proposed Agreement with Fort Washington was approved, subject to the approval of the shareholders of the Fixed Opportunity Portfolio, by the Trust’s Board at a meeting of the Board held on March 13, 2012. The portion of the Fixed Opportunity Portfolio that would be managed by Fort Washington would focus on more mature, less volatile sectors with a view to earning acceptable excess return relative to the risk incurred. The total percentage of the Fixed Opportunity Portfolio to be managed by Fort Washington would be determined by the Adviser to achieve the desired total portfolio diversification and reward-risk characteristics.

If the Proposed Agreement with Fort Washington is implemented, the overall advisory fee paid by the Fixed Opportunity Portfolio would be expected to decrease, although the extent of any such decrease will depend on the manner in which assets of the Fixed Opportunity Portfolio are allocated among the Specialist Managers. It is possible that the size of the Fixed Opportunity Portfolio could be small enough that the overall advisory fee will neither increase nor decrease.

If approved by shareholders, the Proposed Agreement will remain in effect in accordance with its terms for two years, and will continue in effect from year to year thereafter so long as it is approved annually by the Trust’s Board. A copy of the Proposed Agreement with Fort Washington appears in this Proxy Statement as Exhibit C (Portfolio Management Agreement For The Fixed Income Opportunity Portfolio, between the Trust and Fort Washington). Information about Fort Washington is set forth in the Specialist Managers Guide in Appendix D, below.

THE BOARD RECOMMENDS SHAREHOLDERS

OF THE FIXED OPPORTUNITY PORTFOLIO VOTE “FOR” PROPOSAL NO. 3.

Factors Considered by the Board in Approving the Proposal.

At a meeting on March 13, 2012 the Board, including a majority of the Independent Trustees, considered and approved, subject to the approval of the shareholders of the Fixed Opportunity Portfolio, the Proposed Agreement with Fort Washington relating to the Fixed Opportunity Portfolio. In connection with its deliberations, the Board requested and received a range of information from Fort Washington about its business operations, financial position, cost and/or profitability, other accounts and related information.

In concluding that approval of the Proposed Agreement was in the best interests of the Fixed Opportunity Portfolio and consistent with the expectations of shareholders, the Board gave substantial weight to the Adviser’s assessment of the structure of the Fixed Opportunity Portfolio, the role of the Current Managers, and the potential benefits of engaging Fort Washington to manage a portion of the Fixed Opportunity Portfolio’s assets.

The Board also considered information provided to it by the Adviser and Fort Washington with respect to the nature and quality of the services to be provided by Fort Washington, its performance record in managing investment accounts similar to the Fixed Opportunity Portfolio, its commitment to maintaining a consistent investment strategy, the size and depth of the organization and other factors. The Board also considered the specific terms of the proposed agreement, including fees payable to Fort Washington.

The information received from the Adviser included the Adviser’s overall evaluation of Fort Washington, the investment style that the Adviser expects Fort Washington to bring to its assignment and the Adviser’s expectations for the Fixed Opportunity Portfolio and the types of circumstances that may lead the Adviser to recommend shifts of assets to the style used by Fort Washington.

In summary, the Board concluded that the implementation of the proposed agreement with Fort Washington would be in the best interests of the Trust and the shareholders of the Fixed Opportunity Portfolio. During the course of its deliberations, and as indicated above, the Board considered recommendations made by the Adviser as well as information provided to it relating to Fort Washington’s management style and past performance record. Specifically, in considering the nature and quality (including performance) of the services expected to be provided by Fort Washington, the Board had before it information that it received from the Adviser and Fort Washington with respect to Fort Washington’s commitment to implementing a consistent investment program, the performance achieved for other clients (including mutual funds) in the past, and information relating to its compliance programs and back office systems. The Board also considered a range of information with respect to the experience and professional backgrounds of the members of the proposed portfolio management team. In concluding that the services to be provided by Fort Washington were reasonably likely to benefit the Fixed Opportunity Portfolio, the Board did not rely upon any single factor, but gave substantial weight to the Adviser’s recommendations and its view with respect to the ability of Fort Washington to carry out the investment policies of the Fixed Opportunity Portfolio and to ensure continuity in its investment strategy.

The Board also determined that the rate at which Fort Washington would be compensated for its services under the Proposed Agreement was reasonable. During the course of its deliberations, the Board was provided with publicly available information assembled by a third-party service provider about the performance and fee structures of funds similar to the Fixed Opportunity Portfolio managed by other investment advisers (the “peer group”) and with information from Fort Washington regarding the fee structures of its similarly-managed accounts. While the Board found this information useful as an indication of the range of fees and services in the peer group and among similarly-managed accounts of the proposed manager, the Board did not specifically rely upon such comparisons, but based its findings primarily on the specific facts and circumstances of the Fixed Opportunity Portfolio and of the Trust as a whole and the fact that the rate at which Fort Washington was to be compensated was determined as a result of arms-length negotiations conducted by the officers of the Trust and the Adviser.

In concluding that the engagement of Fort Washington would be appropriate and, further, that approval of the Proposed Agreement pursuant to which Fort Washington would serve the Fixed Opportunity Portfolio was in the best interests of shareholders of the Fixed Opportunity Portfolio, the Board considered it of importance that, like all of the portfolios of the Trust, the Fixed Opportunity Portfolio is designed primarily to serve as a vehicle through which the Adviser implements asset allocation strategies on behalf of investment advisory clients of the Adviser and its affiliates and that shares of the Fixed Opportunity Portfolio are generally available only to such clients. The Board also had before it information to the effect that Fort Washington would be responsible only for the day-to-day investment decisions for that portion of the assets of the Fixed Opportunity Portfolio allocated to them. Moreover, the Board was informed that Fort Washington would not participate in the administration or distribution of shares of the any Trust portfolio and would receive limited, if any, benefit from its association with the Fixed Opportunity Portfolio or the Trust other than investment advisory fees received. The Board reviewed the portfolio management services expected to be provided by Fort Washington, referencing the expected investment style, the experience of the personnel expected to be assigned to the Fixed Opportunity Portfolio and the past performance of the organization including, as applicable, peer group comparisons and comparisons with the adviser’s other similarly-managed accounts.

The Board also determined that the compensation to which Fort Washington would be entitled under the Proposed Agreement was reasonable. In reaching this conclusion, the Board had before it certain information with respect to the costs incurred by the organization, information relating to its profitability, and the fees charged by the organization to other investment company and institutional clients with investment objectives similar to the Fixed Opportunity Portfolio. The Board did not specifically rely on such information, however, but instead gave substantial weight to information demonstrating that the fee rates established in the Proposed Agreement had been determined as a result of arms-length negotiations conducted by officers of the Trust and the Adviser. The Board also considered the fact that implementing the proposed engagement would be expected to decrease the overall advisory fees paid by the Fixed Opportunity Portfolio. The Board also recognized that the overall levels of advisory fees experienced by the Fixed Opportunity Portfolio would depend upon the manner in which the assets of the Fixed Opportunity Portfolio are allocated among its various Specialist Managers.

Information About the Proposed Agreement with Fort Washington Relating to The Fixed Opportunity Portfolio.

The Proposed Agreement requires the named service provider to (i) provide a continuous investment program for that portion of the Fixed Opportunity Portfolio’s assets that may be allocated to it; (ii) provide investment research; (iii) select brokers and dealers through which securities transactions are executed; and (iv) maintain certain records required under relevant provisions of the Investment Company Act. The proposed agreement also provides: that the service provider will not be liable to the Trust for any loss sustained by the Trust unless such loss is caused by the service provider’s willful misfeasance, reckless disregard of duty, bad faith or gross negligence; for termination of the agreement by the Trust or by the service provider upon sixty days’ written notice; and termination in the event of an “assignment” as defined in the Investment Company Act. Under the terms of the Proposed Agreement, Fort Washington will be paid an annual fee of 0.40% of the first $25 million of the average daily net assets that may, from time to time, be allocated to it by the Adviser, 0.375% of the next $25 million, 0.3375% of the next $50 million, 0.25% of the next $100 million and 0.20% of assets exceeding $200 million, however, when average daily net assets exceed $200 million, the breakpoints will be eliminated and an annual fee of 0.20% of the average daily net assets will be applied to the entire account. For more information on the fees and expenses of the Fixed Opportunity Portfolio, see the pro-forma fee and expense tables in Appendix C.

With respect to duration and termination, the proposed agreement provides that it shall continue in effect for a period of two years from the date on which it becomes effective. The Proposed Agreement will remain in effect thereafter from year to year for so long as its continuance is specifically approved, at least annually, by (i) a majority of the Board or the vote of the holders of a majority of the Fixed Opportunity Portfolio’s outstanding voting securities; and (ii) the affirmative vote, cast in person at a meeting called for the purpose of voting on such continuance, of a majority of the Trust’s Independent Trustees.

If the proposal is approved, the Proposed Agreement will become effective as soon as reasonably practical following the Special Meeting. In the event that the Proposed Agreement is not approved by the Fixed Opportunity Portfolio’s shareholders, the Current Managers will continue to manage the Fixed Opportunity Portfolio.

OTHER MATTERS.

No business other than as set forth herein is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders properly arise, including any question as to an adjournment of the Special Meeting, the persons named in the enclosed proxy will vote thereon according to their best judgment and in the interests of each Portfolio.

VOTES REQUIRED FOR APPROVAL OF MATTERS AT THE SPECIAL MEETING.

The presence of the holders of 40% of the shares of a Portfolio as of the Record Date, represented in person or by proxy, shall constitute a quorum for the purpose of conducting the business at the Special Meeting with respect to that Portfolio. Approval of each of the proposals requires the approval of the holders of a “majority of the outstanding voting securities” of the relevant Portfolio. Under the Investment Company Act, this term means the lesser of (i) 67% of the outstanding shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the relevant Portfolio’s outstanding voting securities.

A properly executed and returned proxy, or a proxy voted in accordance with the telephone or Internet voting procedures described in the proxy, marked with an abstention will be considered present at the Special Meeting of shareholders for the purpose of determining the existence of a quorum. If any proxy received by the Trust that withholds authority to vote represents a “broker non-vote,” shares represented by such proxy will not be counted for purposes of determining whether or not a quorum is present at the Special Meeting of shareholders and will not be deemed “votes cast” with respect to any matter with respect to which authority to vote is withheld. Abstentions and broker non-votes will thus not constitute a vote “for” or “against” any matter, but will have the same effect as a negative vote with respect to matters that require the approval of a requisite percentage of the outstanding shares of that Portfolio. As used in this Proxy Statement, “broker non-vote” means a proxy, executed, or otherwise voted by telephone or Internet in accordance with the proxy, by a broker or other nominee, indicating that the nominee has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power.

ADDITIONAL INFORMATION.

Management of the Trust.

Information about HC Capital Solutions. Under the terms of separate discretionary investment advisory agreements with the Trust relating to the Portfolios (“HC Agreements”),the Adviser continuously monitors the performance of various investment management organizations, including the several Specialist Managers retained by the Trust and generally oversees the services provided to the Trust by its administrator, custodian and other service providers. Each of the HC Agreements also authorizes the Adviser to allocate and reallocate assets among Specialist Managers in multi-manager portfolios of the Trust from time to time without additional authorization of the Trust’s Board. In addition, the HC Agreements provide that the Adviser will make its officers available to serve as officers and/or Trustees of the Trust, and maintain office space sufficient for the Trust’s principal office. For its services under the HC Agreements, the Adviser is entitled to receive an annual fee of 0.05% of each investment portfolio’s average net assets. For the fiscal year ended June 30, 2011, the Adviser received advisory fees from the Growth Portfolio in the amount of $351,602, advisory fees from the Institutional Growth Portfolio in the amount of $524,741 and advisory fees from the Fixed Opportunity Portfolio in the amount of $222,467.

The Adviser is a division of Hirtle, Callaghan & Co., LLC, and wholly owned by Hirtle Callaghan Holdings, Inc., which is controlled by one of its founders, Jonathan J. Hirtle. The Adviser’s principal offices are located at Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428. Robert J. Zion, a principal of the Adviser, serves on the Trust’s Board and also serves as Vice President, Secretary and Treasurer of the Trust. The current HC Agreements were last approved by the Trust’s Board (including a majority of the Trust’s Independent Trustees) at a meeting of the Board held on March 13, 2012.

Information about the Other Specialist Managers.

The Growth Equity Portfolio. The Growth Portfolio is currently managed by three (3) Specialist Managers: Sustainable Growth Advisers, LP (“SGA”); SSgA Funds Management, Inc. (“SSgA FM”) and Jennison. SGA’s principal offices are located at 301 Tresser Blvd., Suite 1310, Stamford, CT 06901. SSgA FM’s principal offices are located at State Street Financial Center, One Lincoln Street, Boston, MA 02111. Jennison’s principal offices are located at 466 Lexington Avenue, New York, NY 10017. Additional information about Jennison is located in the Specialist Managers Guide in Appendix D to this Proxy Statement.

The Institutional Growth Equity Portfolio. The Institutional Growth Portfolio is currently managed by four (4) Specialist Managers: SGA; SSgA FM, PIMCO and Jennison. PIMCO’s principal offices are located at 840 Newport Center Drive, Suite 100, Newport Beach, CA 92660.

The Fixed Income Opportunity Portfolio. The Fixed Opportunity Portfolio is currently managed by two (2) Specialist Managers: PIMCO and Seix. Seix’s principal offices are located at 10 Mountainview Road, Suite C-200, Upper Saddle River, NJ, 07458

Administration and Related Services. Citi Fund Services Ohio, Inc. and certain of its affiliated companies (collectively, “Citi”) currently provide administration, transfer agency and accounting services to the Trust pursuant to the terms of separate agreements between Citi and the Trust. Citi is located at 3435 Stelzer Road, Columbus, Ohio 43219.

Distribution Services. Unified Financial Securities, Inc. (“Unified”) serves as the Trust’s principal underwriter pursuant to an agreement approved by the Board on March 10, 2009. Unified is a wholly-owned subsidiary of Huntington Bancshares, Inc. Because shares of the Trust’s investment portfolios are available only to clients of the Adviser and financial intermediaries that have established a relationship with the Adviser, the services to be provided by Unified are limited. Unified will receive an annual fee of $50,000 for performing the services listed under its agreement. The offices of the principal underwriter are located at 2960 North Meridien St., Suite 300, Indianapolis, IN, 46208.

Holders of 5% of Shares on Record Date.

The Trust is not aware of any shareholders who hold beneficially 5% or more of shares of the Portfolios as of the Record Date. The Adviser may be deemed to have, or share, investment and/or voting power with respect to more than 50% of the shares of the Trust’s Portfolios, with respect to which shares the Adviser disclaims beneficial ownership. The trustees and officers of the Trust, as a group, own less than 1% of the outstanding shares of each of the Portfolios.

SHAREHOLDER PROPOSALS.

As a Delaware statutory trust, the Trust is not required, and currently does not intend, to hold annual meetings of shareholders except as required by the Investment Company Act or other applicable law. The Investment Company Act requires initial shareholder approval of each of the investment advisory agreements, election of Trustees and, if the Trust holds an annual meeting, ratification of the Board’s selection of the Trust’s independent registered public accountants. Under certain circumstances, the law provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more Trustees. To the extent required by law, the Trust will assist in shareholder communication in such matters. Although the Trust does not anticipate that an annual meeting will be held, shareholders may submit proposals that will be considered for submission to shareholders at such meeting. In the event that an annual meeting is held, any such proposal must be received at least 120 days before proxy statements prepared in connection with such a meeting are forwarded to shareholders.

Dated: [    ], 2012

BY ORDER OF THE BOARD OF TRUSTEES OF HC CAPITAL TRUST

APPENDIX A

Pro Forma Fee and Expense Table: The Growth Equity Portfolio.

The tables and examples shown below are designed to assist investors in understanding the various costs and expenses of an investment in shares of the Growth Portfolio. Each is designed to correspond with the tables relating to the Growth Portfolio that appear in the prospectuses for the Trust. Neither should be considered a representation of past or future expenses or performance, and actual expenses may vary from year to year, and may be higher or lower than those shown.

As indicated in the Proxy Statement, the rate at which Jennison will be compensated under the Jennison Amendments will be unchanged until the combined level of assets allocated to Jennison by both the Growth Portfolio and the Institutional Growth Portfolio as well as certain other accounts advised by affiliates of the Adviser rises to over $5 billion.

The following tables compare the management fees and expenses (expressed as a percentage of average net assets) actually incurred by the Growth Portfolio during the Growth Portfolio’s fiscal year ended June 30, 2011 with the advisory fees that would have been incurred during such periods had the relevant Jennison Amendment been in place during such period.

HC Strategic Shares.

Pro Forma with respect to the FYE June 30, 2011

The net assets of the Growth Portfolio’s HC Strategic Shares as of June 30, 2011 were approximately $735 million.

As of June 30, 2011, the allocations for each of the Specialist Managers then serving the Growth Portfolio were: 40% to SGA, 39% to Jennison and 21% to SSgA FM.

	Fees Under Current Agreement as of 6/30/2011	Fees if Jennison Amendment is Approved as of 6/30/2011
Management Fees*	0.30%	0.30%
Other Expenses**	0.08%	0.08%
Total Portfolio Operating Expenses	0.38%	0.38%

*	The figure shown includes all management fees paid by the Growth Portfolio, including 0.05% which is paid to the Adviser. The Growth Portfolio is currently managed by three Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Since the Growth Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.
**	Expenses attributable to the Growth Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of the Growth Portfolio.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that the Growth Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses Under Current Agreements as of 6/30/2011	Expenses that would have been Incurred during the FYE 6/30/2011 if the Jennison Amendment had been in effect during such period
1 year	$39	$39
3 years	$122	$122
5 years	$213	$213
10 years	$480	$480

HC Advisors Shares.

Pro Forma with respect to the FYE June 30, 2011

The net assets of the Growth Portfolio’s HC Advisors Shares as of June 30, 2011 were approximately $955,000.

As of June 30, 2011, the allocations for each of the Specialist Managers then serving the Growth Portfolio were: 40% to SGA, 39% to Jennison and 21% to SSgA FM.

	Fees Under Current Agreement as of 6/30/2011	Fees if Jennison Amendment is Approved as of 6/30/2011
Management Fees*	0.30%	0.30%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses**	0.08%	0.08%
Total Portfolio Operating Expenses	0.63%	0.63%

*	The figure shown includes all management fees paid by the Growth Portfolio, including 0.05% which is paid to the Adviser. The Growth Portfolio is currently managed by three Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Since the Growth Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.
**	Expenses attributable to the Growth Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of the Growth Portfolio.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that the Growth Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses Under Current Agreements as of 6/30/2011	Expenses that would have been Incurred during the FYE 6/30/2011 if the Jennison Amendment had been in effect during such period
1 year	$64	$64
3 years	$202	$202
5 years	$351	$351
10 years	$786	$786

APPENDIX B

Pro Forma Fee and Expense Table: The Institutional Growth Equity Portfolio.

The tables and examples shown below are designed to assist investors in understanding the various costs and expenses of an investment in shares of the Institutional Growth Portfolio. Each is designed to correspond with the tables relating to the Institutional Growth Portfolio that appear in the prospectuses for the Trust. Neither should be considered a representation of past or future expenses or performance, and actual expenses may vary from year to year, and may be higher or lower than those shown.

As indicated in the Proxy Statement, the rate at which Jennison will be compensated under the Jennison Amendments will be unchanged until the combined level of assets allocated to Jennison by both the Growth Portfolio and the Institutional Growth Portfolio as well as certain other accounts advised by affiliates of the Adviser rises to over $5 billion.

The following tables compare the management fees and expenses (expressed as a percentage of average net assets) actually incurred by the Institutional Growth Portfolio during the Institutional Growth Portfolio’s fiscal year ended June 30, 2011 with the advisory fees that would have been incurred during such periods had the relevant Jennison Amendment been in place during such period.

HC Strategic Shares.

Pro Forma with respect to the FYE June 30, 2011

The net assets of the Institutional Growth Portfolio’s HC Strategic Shares as of June 30, 2011 were approximately $1.1 billion.

As of June 30, 2011, the allocations for each of the Specialist Managers then serving the Institutional Growth Portfolio were: 33% to SGA, 32% to Jennison, 18% to PIMCO and 17% to SSgA FM.

	Fees Under Current Agreement as of 6/30/2011	Fees if Jennison Amendment is Approved as of 6/30/2011
Management Fees*	0.30%	0.30%
Other Expenses**	0.08%	0.08%
Total Portfolio Operating Expenses	0.38%	0.38%

*	The figure shown includes all management fees paid by the Institutional Growth Portfolio, including 0.05% which is paid to the Adviser. The Institutional Growth Portfolio is currently managed by four Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Since the Institutional Growth Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.
**	Expenses attributable to the Institutional Growth Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of the Institutional Growth Portfolio.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that the Institutional Growth Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses Under Current Agreements as of 6/30/2011	Expenses that would have been Incurred during the FYE 6/30/2011 if the Jennison Amendment had been in effect during such period
1 year	$39	$39
3 years	$122	$122
5 years	$213	$213
10 years	$480	$480

HC Advisors Shares.

Pro Forma with respect to the FYE June 30, 2011

The net assets of the Institutional Growth Portfolio’s HC Advisors Shares as of June 30, 2011 were approximately $1.6 million.

As of June 30, 2011, the allocations for each of the Specialist Managers then serving the Institutional Growth Portfolio were: 33% to SGA, 32% to Jennison, 18% to PIMCO and 17% to SSgA FM.

	Fees Under Current Agreement as of 6/30/2011	Fees if Jennison Amendment is Approved as of 6/30/2011
Management Fees*	0.30%	0.30%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses**	0.08%	0.08%
Total Portfolio Operating Expenses	0.63%	0.63%

*	The figure shown includes all management fees paid by the Institutional Growth Portfolio, including 0.05% which is paid to the Adviser. The Institutional Growth Portfolio is currently managed by four Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Since the Institutional Growth Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.
**	Expenses attributable to the Institutional Growth Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of the Institutional Growth Portfolio.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that the Institutional Growth Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses Under Current Agreements as of 6/30/2011	Expenses that would have been Incurred during the FYE 6/30/2011 if the Jennison Amendment had been in effect during such period
1 year	$64	$64
3 years	$202	$202
5 years	$351	$351
10 years	$786	$786

APPENDIX C

Pro Forma Fee and Expense Table: The Fixed Income Opportunity Portfolio.

The tables and examples shown below are designed to assist investors in understanding the various costs and expenses of an investment in shares of the Fixed Opportunity Portfolio. Each is designed to correspond with the tables relating to the Fixed Opportunity Portfolio that appear in the prospectuses for the Trust. Neither should be considered a representation of past or future expenses or performance, and actual expenses may vary from year to year, and may be higher or lower than those shown.

As indicated in the Proxy Statement, the rate at which Fort Washington will be compensated is lower than the fee payable to either of the Current Managers. For this reason, it is expected that, depending on the level of assets allocated to Fort Washington, the overall level of advisory fees payable by the Fixed Opportunity Portfolio may decrease relative to advisory fees incurred during the Fixed Opportunity Portfolio’s fiscal year ended June 30, 2011.

The following tables compare the management fees and expenses (expressed as a percentage of average net assets) actually incurred by the Fixed Opportunity Portfolio during the Fixed Opportunity Portfolio’s fiscal year ended June 30, 2011 with the advisory fees that would have been incurred during such periods had Fort Washington served the Fixed Opportunity Portfolio during such period under the terms of the Proposed Agreement.

HC Strategic Shares.

Pro Forma with respect to the FYE June 30, 2011

The net assets of the Fixed Opportunity Portfolio’s HC Strategic Shares as of June 30, 2011 were approximately $452 million.

As of June 30, 2011, the allocations for each of the Specialist Managers then serving the Fixed Opportunity Portfolio were: 100% to Seix and 0% to PIMCO.

The figures shown assume a future allocation of assets of 81% to Seix, 19% to Fort Washington and 0% to PIMCO.

	Fees Under Current Agreement as of 6/30/2011	Fees if Proposed Agreement is Approved as of 6/30/2011
Management Fees*	0.47%	0.46%
Other Expenses**	0.08%	0.08%
Total Portfolio Operating Expenses	0.55%	0.54%

*	The figure shown includes all management fees paid by the Fixed Opportunity Portfolio, including 0.05% which is paid to the Adviser. The Fixed Opportunity Portfolio is currently managed by two Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Since the Fixed Opportunity Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.
**	Expenses attributable to the Fixed Opportunity Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of the Fixed Opportunity Portfolio.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that the Fixed Opportunity Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses Under Current Agreements as of 6/30/2011	Expenses that would have been Incurred during the FYE 6/30/2011 if Fort Washington had been a Specialist Manager during such period
1 year	$56	$55
3 years	$176	$173
5 years	$307	$302
10 years	$689	$677

HC Advisors Shares.

Pro Forma with respect to the FYE June 30, 2011

The net assets of the Fixed Opportunity Portfolio’s HC Advisors Shares as of June 30, 2011 were approximately $824,000.

As of June 30, 2011, the allocations for each of the Specialist Managers then serving the Fixed Opportunity Portfolio were: 100% to Seix and 0% to PIMCO.

The figures shown assume a future allocation of assets of 81% to Seix, 19% to Fort Washington and 0% to PIMCO.

	Fees Under Current Agreement as of 6/30/2011	Fees if Proposed International Agreement is Approved as of 6/30/2011
Management Fees*	0.47%	0.46%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses**	0.08%	0.08%
Total Portfolio Operating Expenses	0.80%	0.79%

*	The figure shown includes all management fees paid by the Fixed Opportunity Portfolio, including 0.05% which is paid to the Adviser. The Fixed Opportunity Portfolio is currently managed by two Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Since the Fixed Opportunity Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.
**	Expenses attributable to the Fixed Opportunity Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of the Fixed Opportunity Portfolio.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that the Fixed Opportunity Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses Under Current Agreements as of 6/30/2011	Expenses that would have been Incurred during the FYE 6/30/2011 if Fort Washington had been a Specialist Manager during such period
1 year	$82	$81
3 years	$255	$252
5 years	$444	$439
10 years	$990	$978

APPENDIX D

SPECIALIST MANAGERS GUIDE.

The following provides additional information about the Specialist Managers discussed in this proxy statement.

Information About Jennison Associates LLC

Jennison is an investment management firm currently serving the Growth and Institutional Growth Portfolios.

Jennison is an investment adviser registered with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940 (the “Advisers Act”). Under the terms of the Jennison Amendments to the Current Agreements with Jennison, the advisory fees paid to Jennison will be based on the Combined Assets at the following annual rates:

For Combined Assets of:	The maximum Jennison Fee from each Portfolio would be:
$10 million or less	0.30% of the avg. daily net assets of the Jennison Account
Over $10 million to $40 million	0.30% of the avg. daily net assets of the Jennison Account
Over $40 million to $65 million	0.30% of the avg. daily net assets of the Jennison Account
Over $65 million to $400 million	0.25% of the avg. daily net assets of the Jennison Account
Over $400 million to $1 billion	0.22% of the avg. daily net assets of the Jennison Account
Over $1 billion to $5 billion	0.20% of the avg. daily net assets of the Jennison Account
Over $5 billion	0.25% of the avg. daily net assets of the Jennison Account

Kathleen A. McCarragher, Managing Director and Head of Growth Equity at Jennison, will continue to be primarily responsible for the day-to-day management of that portion of the Portfolios’ assets allocated to Jennison. Ms. McCarragher has 33 years of portfolio management experience, including 14 years with Jennison.

Jennison is registered with the Securities and Exchange Commission as an investment advisor under the Advisers Act. As of June 30, 2011, Jennison managed in excess of $136 billion in assets, of which approximately $64.6 billion represented assets of mutual funds.

The address of Jennison is 466 Lexington Avenue, New York, NY 10017. The name and principal occupation of each of the principal executive officers and each director of Jennison, where applicable, is as follows:

Name	Principal Occupation
Mehdi A. Mahmud	Director and Chief Executive Officer

Spiros Segalas	Director, President and Chief Investment Officer

Kenneth Moore	Executive Vice President, Treasurer and Chief Operating Officer

Leslie S. Rolison	Executive Vice President and Chief Administrative Officer

Dennis M. Kass	Chairman and Director

Kathleen A. McCarragher	Director and Managing Director

Jonathan R. Longley	Director and Managing Director

Ronald K. Andrews	Director, Jennison; Vice President, Prudential Investment Management, Inc.

David Hunt	Director, Jennison; President and CEO, Prudential Investment Management, Inc.

Name	Principal Occupation
Judy Rice	Director, Jennison; Chairman, Prudential Investments LLC

Joel Allen Smith	Director, Jennison; CEO, Prudential Real Estate Investors

Deborah Hope Wedgeworth	Director, Jennison; Vice President and Chief Risk and Business Ethics Officer, Prudential Investment Management, Inc.

The following table sets forth certain information about other registered investment companies managed by Jennison using the same or similar strategies as will be used in the Portfolios.

Name of Fund	Assets as of 6/30/2011	Jennison Advisory Fee
The Prudential Series Fund - Jennison Portfolio	$1,306,171,694	0.75% on first $10 million; 0.50% on next $30 million; 0.35% on next $25 million; 0.25% on next $335 million; 0.22% on next $600 million and 0.20% on balance

Transamerica Series Trust - Transamerica Jennison Growth VP*	$1,587,681,544	0.40% on first $250 million; 0.35% on next $250 million; 0.30% on next $500 million; 0.25% on next $500 million and 0.22% on balance.

Transamerica Funds - Transamerica Jennison Growth*	$837,549,222	0.40% on first $250 million; 0.35% on next $250 million; 0.30% on next $500 million; 0.25% on next $500 million and 0.22% on balance.

Metropolitan Series Fund, Inc. - Jennison Growth Portfolio	$1,598,246,205	0.40% on first $300 million; 0.35% on next $200 million; 0.25% on next $500 million and 0.22% on balance.

Transamerica Partners - Transamerica Partners Large Cap Growth Fund*	$576,141,673	0.40% on first $250 million; 0.35% on next $250 million; 0.30% on next $500 million; 0.25% on next $500 million and 0.22% on balance.

*	The above Funds’ fees are calculated on a combined assets basis

Information About Fort Washington Investment Advisors, Inc.

If the Proposed Agreement with Fort Washington is approved by shareholders, Fort Washington will become an additional investment management firm serving the Fixed Opportunity Portfolio.

Fort Washington is an investment adviser registered with the Securities and Exchange Commission pursuant to the Advisers Act. Under the terms of the Proposed Agreement with Fort Washington, the advisory fees paid to Fort Washington will be based on the total amount of assets managed by Fort Washington with respect to the Fixed Opportunity Portfolio. Under the terms of the Proposed Agreement, Fort Washington will be paid an annual fee of 0.40% of the first $25 million of the average daily net assets that may, from time to time, be allocated to it by the Adviser, 0.375% of the next $25 million, 0.3375% of the next $50 million, 0.25% of the next $100 million and 0.20% of assets exceeding $200 million.

The following individuals will be primarily responsible for the day-to-day management of that portion of the Fixed Opportunity Portfolio’s assets allocated to Fort Washington.

Name	Title/Responsibilities	Years Experience	Years with Firm
Brendan M. White, CFA	Managing Director, High Yield / Lead Portfolio Manager	25	19

Timothy J. Jossart, CFA	Assistant Portfolio Manager & Senior Credit Analyst Sectors Analyzed: Aerospace, Capital Goods, Chemicals, Energy, Food/Beverage/Tobacco, Railroad, Technology, Transportation Ex Air/Rail	19	16

William H. Bunn, CFA	AVP & Senior Credit Analyst Sectors Analyzed: Containers, Paper/Packaging, Midstream, Utilities	26	21

Bernard M. Casey, CFA	AVP & Senior Credit Analyst Sectors Analyzed: Air Transportation, Automotive & Auto Parts, Banks & Thrifts, Financial Services, Healthcare, Homebuilders/Real Estate, Insurance, REITs, Textiles/Apparel	20	14

J. Kevin Seagraves, CFA	AVP & Senior Credit Analyst Sectors Analyzed: Broadcasting, Cable/Satellite TV, Consumer Products, Entertainment/Film, Environmental, Media, Publishing/Printing, Restaurants, Services, Telecommunications	16	9

Anthony L. Longi, Jr.	Senior Credit Analyst Sectors Analyzed: Building Materials, Food & Drug Retail, Gaming, Hotels, Leisure, Metals & Mining, Retail, Steel	25	8

Patrick L. Burleson	High Yield Analyst	2	5

Fort Washington is registered with the Securities and Exchange Commission as an investment advisor under the Advisers Act. As of June 30, 2011, Fort Washington its subsidiaries and divisions had $39,287.3 million in assets under management. *

*	As of 06/30/11, includes assets under management by Fort Washington Investment Advisors, Inc. of $37.3 billion and $2.0 billion in commitments managed by Fort Washington Capital Partners Group, a division, and Peppertree Partners LLC, a subsidiary.

The address of Fort Washington is 303 Broadway, Suite 1200, Cincinnati, OH 45202. The name and principal occupation of the principal executive officers and each director of Fort Washington, where applicable, are as follows:

Name	Principal Occupation
Maribeth S. Rahe	President and CEO
Nicholas P. Sargen, PhD	Chief Investment Officer
Margaret C. Bell	Managing Director, Business Development
Richard R. Jandrain III	Managing Director, Growth Equity
Roger M. Lanham, CFA	Managing Director, Fixed Income
John J. O’Connor, CFA	Managing Director, Private Equity and Equity Strategist
Timothy J. Policinski, CFA	Managing Director and Senior Portfolio Manager
Christopher L. Baucom, CFA	Managing Director, Private Equity
Michele Hawkins, CRCP, IACCPSM	Managing Director, Chief Compliance Officer
Mark A. Frietch	Managing Director, Marketing, Relationship Management and Investment Operations
Jeffrey D. Meek, CPA	Senior Financial Officer
James A. Markley, Jr.	Managing Director, Private Client Group
Stephen A. Baker	Managing Director, Private Equity
Joseph B. Michael, CFA	Managing Director, Private Equity
William T. Sena	Managing Director, Private Client Group
Brendan M. White, CFA	Managing Director and Lead Portfolio Manager, High Yield
Paul D. Cohn	Managing Director, Private Equity

The following table sets forth certain information about other registered investment companies managed by Fort Washington using the same or similar strategies as will be used in the Fixed Opportunity Portfolio.

Name of Fund	Assets as of 6/30/2011 (in millions)	Fort Washington Advisory Fee
Touchstone High Yield Bond Fund (Affiliated Company)	$187.0	40bps on the first $50 mil, 30bps on next $250 mil, 25bps on remaining assets
Fifth Third High Yield Bond Fund	$60.2	40bps on the first $50 mil, 30bps on remaining assets

EXHIBIT A

HC Capital Trust Growth Equity Portfolio

Amendment No. 3 to the Portfolio Management Agreement

Amendment, made as of                 , 2012, to the Portfolio Management Agreement related to The Growth Equity Portfolio dated July 27, 1995 (the “Agreement”) between the HC Capital Trust, formerly the Hirtle Callaghan Trust, (the “Trust”), an investment company registered under the Investment Company Act of 1940 as an open-end, series, management investment company, and Jennison Associates LLC, a limited liability company organized under the laws of New York (“Portfolio Manager”). All capitalized terms used in this Amendment and not defined herein shall have the same meaning ascribed to them in the Agreement. Except as specifically set forth herein, all other provisions of the Agreement shall remain in full force and effect.

WHEREAS, the Trust and the Portfolio Manager have agreed to amend the Agreement to change the applicable fee schedule;

NOW, THEREFORE, it is hereby agreed that Section 4 of the Agreement will be replaced in its entirety by the following:

Expenses and Compensation. (a) Portfolio Manager shall pay all of its expenses incurred in the performance of its duties under its Agreement and shall not be required to pay any of the expenses of the Trust. To compensate Portfolio Manager for its services under this Agreement, the Portfolio shall pay to the Portfolio Manager a maximum annual fee of .30% of the average daily net assets of the Account (“Maximum Fee”).

(b) Subject to the foregoing, the actual fee that the Portfolio Manager shall be entitled to receive from the Portfolio shall be the calculated based on the Combined Assets, as hereinafter defined, of the Account and the Other Hirtle Accounts, in accordance with the following schedule:

at an Annual Fee Rate of 0.75%	on the first $10 million of the Combined Assets;

at an Annual Fee Rate of 0.50%	on the next $30 million of the Combined Assets;

at an Annual Fee Rate of 0.35%	on the next $25 million of the Combined Assets;

at an Annual Fee Rate of 0.25%	on the next $335 million of the Combined Assets;

at an Annual Fee Rate of 0.22%	on the next $600 million of the Combined Assets;

at an Annual Fee Rate of 0.20%	on the next $4 billion of the Combined Assets; and

at an Annual Fee Rate of 0.25%	on the balance of the Combined Assets

(c) For purposes of this Agreement:

(i)	“Combined Assets” shall mean the sum of (i) the net assets of the Account; and (ii) the net assets of each of the Other Hirtle Accounts.

(ii)	“Average Quarterly Net Assets” shall mean the average of the average daily net asset values of the Account or the average of the net asset values of the Combined Assets on the Other Hirtle Accounts, as the case may be, as of the last business day of each of the three months in the calendar quarter. It is understood that the average daily net asset value of the Account shall be calculated in accordance with the policies of the Trust as set forth in the Trust’s prospectus as it may be amended from time to time and that the net asset value of the Other Accounts shall be calculated by the applicable custodian or valuation agent and that income accruals and receivables shall be included in making such calculation.

A-1

(iii)	The fee payable to Jennison by the Portfolio shall be paid and billed in arrears based on the Average Quarterly Net Assets of the Combined Assets during the preceding calendar quarter. The fee payable shall be calculated by applying the annual rate, as set forth in the fee schedule above, to the Average Quarterly Net Assets of the Combined Assets, and dividing by four; and multiplying by a factor that is equal to the proportion that the Quarterly Average Net Assets of the Account bears to the Combined Assets.

(iv)	For a calendar quarter in which this Agreement becomes effective or terminates, the portion of the Portfolio Manager’s fee due hereunder with respect to the Account shall be prorated on the basis of the number of days that the Agreement is in effect during the calendar quarter.

This Amendment may be executed in any number of counterparts by the parties hereto (including facsimile transmission), each of which counterparts when so executed shall constitute an original, but the counterparts when together shall constitute the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized representatives as of the date first above written.

HC CAPITAL TRUST

By:
Title:

JENNISON ASSOCIATES LLC

By:
Title:

A-2

EXHIBIT B

HC Capital Trust Institutional Growth Equity Portfolio

Amendment No. 1 to the Portfolio Management Agreement

Amendment, made as of                 , 2012, to the Portfolio Management Agreement related to The Institutional Growth Equity Portfolio dated June 30, 2008 (the “Agreement”) between the HC Capital Trust, formerly the Hirtle Callaghan Trust, (the “Trust”), an investment company registered under the Investment Company Act of 1940 as an open-end, series, management investment company, and Jennison Associates LLC, a limited liability company organized under the laws of New York (“Portfolio Manager”). All capitalized terms used in this Amendment and not defined herein shall have the same meaning ascribed to them in the Agreement. Except as specifically set forth herein, all other provisions of the Agreement shall remain in full force and effect.

WHEREAS, the Trust and the Portfolio Manager have agreed to amend the Agreement to change the applicable fee schedule;

NOW, THEREFORE, it is hereby agreed that Section 4 of the Agreement will be replaced in its entirety by the following:

Expenses and Compensation. (a) Portfolio Manager shall pay all of its expenses incurred in the performance of its duties under its Agreement and shall not be required to pay any of the expenses of the Trust. To compensate Portfolio Manager for its services under this Agreement, the Portfolio shall pay to the Portfolio Manager a maximum annual fee of .30% of the average daily net assets of the Account (“Maximum Fee”).

(b) Subject to the foregoing, the actual fee that the Portfolio Manager shall be entitled to receive from the Portfolio shall be the calculated based on the Combined Assets, as hereinafter defined, of the Account and the Other Hirtle Accounts, in accordance with the following schedule:

at an Annual Fee Rate of 0.75%	on the first $10 million of the Combined Assets;

at an Annual Fee Rate of 0.50%	on the next $30 million of the Combined Assets;

at an Annual Fee Rate of 0.35%	on the next $25 million of the Combined Assets;

at an Annual Fee Rate of 0.25%	on the next $335 million of the Combined Assets;

at an Annual Fee Rate of 0.22%	on the next $600 million of the Combined Assets;

at an Annual Fee Rate of 0.20%	on the next $4 billion of the Combined Assets; and

at an Annual Fee Rate of 0.25%	on the balance of the Combined Assets

(c) For purposes of this Agreement:

(iii)	“Combined Assets” shall mean the sum of (i) the net assets of the Account; and (ii) the net assets of each of the Other Hirtle Accounts.

(iv)	“Average Quarterly Net Assets” shall mean the average of the average daily net asset values of the Account or the average of the net asset values of the Combined Assets on the Other Hirtle Accounts, as the case may be, as of the last business day of each of the three months in the calendar quarter. It is understood that the average daily net asset value of the Account shall be calculated in accordance with the policies of the Trust as set forth in the Trust’s prospectus as it may be amended from time to time and that the net asset value of the Other Accounts shall be calculated by the applicable custodian or valuation agent and that income accruals and receivables shall be included in making such calculation.

B-1

(iii)	The fee payable to Jennison by the Portfolio shall be paid and billed in arrears based on the Average Quarterly Net Assets of the Combined Assets during the preceding calendar quarter. The fee payable shall be calculated by applying the annual rate, as set forth in the fee schedule above, to the Average Quarterly Net Assets of the Combined Assets, and dividing by four; and multiplying by a factor that is equal to the proportion that the Quarterly Average Net Assets of the Account bears to the Combined Assets.

(iv)	For a calendar quarter in which this Agreement becomes effective or terminates, the portion of the Portfolio Manager’s fee due hereunder with respect to the Account shall be prorated on the basis of the number of days that the Agreement is in effect during the calendar quarter.

This Amendment may be executed in any number of counterparts by the parties hereto (including facsimile transmission), each of which counterparts when so executed shall constitute an original, but the counterparts when together shall constitute the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized representatives as of the date first above written.

HC CAPITAL TRUST

By:
Title:

JENNISON ASSOCIATES LLC

By:
Title:

B-2

EXHIBIT C

PORTFOLIO MANAGEMENT AGREEMENT

For The Fixed Income Opportunity Portfolio

AGREEMENT made this        day of                 , 2012, between Fort Washington Investment Advisors, Inc., a corporation organized under the laws of [Ohio] (“Portfolio Manager”), and HC Capital Trust, a Delaware statutory trust (“Trust”).

WHEREAS, the Trust is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended (“Investment Company Act”) which offers several series of shares of beneficial interests (“shares”) representing interests in separate investment portfolios; and

WHEREAS, the Trust desires to retain the Portfolio Manager to provide a continuous program of investment management to that portion of the assets of The Fixed Income Opportunity Portfolio of the Trust (“Portfolio”) that may, from time to time be allocated to it by, or under the supervision of, the Trust’s Board of Trustees, and Portfolio Manager is willing, in accordance with the terms and conditions hereof, to provide such services to the Trust;

NOW THEREFORE, in consideration of the promises and covenants set forth herein and intending to be legally bound hereby, it is agreed between the parties as follows:

1. Appointment of Portfolio Manager. The Trust hereby retains Portfolio Manager to provide the investment services set forth herein and Portfolio Manager agrees to accept such appointment. In carrying out its responsibilities under this Agreement, the Portfolio Manager shall at all times act in accordance with the investment objectives, policies and restrictions applicable to the Portfolio as set forth in the then current Registration Statement of the Trust delivered by the Trust to the Portfolio Manager, applicable provisions of the Investment Company Act and the rules and regulations promulgated under the Investment Company Act and other applicable federal securities laws.

2. Duties of Portfolio Manager. (a) Portfolio Manager shall provide a continuous program of investment management for that portion of the assets of the Portfolio (“Account”) that may, from time to time be allocated to it by, or under the supervision of, the Trust’s Board of Trustees, as indicated in writing by an authorized officer of the Trust. It is understood that the Account may consist of all, a portion of or none of the assets of the Portfolio, and that the Board of Trustees and/or HC Capital Solutions (a division of Hirtle Callaghan & Co., LLC), the Trust’s investment adviser, has the right to allocate and reallocate such assets to the Account at any time, and from time to time, upon such notice to the Portfolio Manager as may be reasonably necessary, in the view of the Trust, to ensure orderly management of the Account or the Portfolio. The Portfolio Manager’s responsibility for providing portfolio management services to the Portfolio shall be limited to the Account.

(b) Subject to the general supervision of the Trust’s Board of Trustees, Portfolio Manager shall have sole investment discretion with respect to the Account, including investment research, selection of the securities to be purchased and sold and the portion of the Account, if any, that shall be held uninvested, and the selection of brokers and dealers through which securities transactions in the Account shall be executed. The Portfolio Manager shall not consult with any other portfolio manager of the Portfolio concerning transactions for the Portfolio in securities or other assets. Specifically, and without limiting the generality of the foregoing, Portfolio Manager agrees that it will:

(i) advise the Portfolio’s designated custodian bank and administrator or accounting agent on each business day of each purchase and sale, as the case may be, made on behalf of the Account, specifying the name and quantity of the security purchased or sold, the unit and aggregate purchase or sale price, commission paid, the market on which the transaction was effected, the trade date, the settlement date, the identity of the effecting broker or dealer and/or such other information, and in such manner, as may from time to time be reasonably requested by the Trust;

(ii) maintain all applicable books and records with respect to the securities transactions of the Account. Specifically, Portfolio Manager agrees to maintain with respect to the Account those records required to be maintained under Rule 31a-1(b)(1), (b)(5) and (b)(6) under the Investment Company Act with respect to transactions in the Account including, without limitation, records which reflect securities purchased or sold in the Account, showing for each such transaction, the name and quantity of securities, the unit and aggregate purchase or sale price, commission paid, the market on which the transaction was effected, the trade date, the settlement date, and the identity of the effecting broker or dealer. Portfolio Manager will preserve such records in the manner and for the periods prescribed by Rule 31a-2 under the Investment Company Act. Portfolio Manager acknowledges and agrees that all records it maintains for the Trust are the property of the Trust, and Portfolio Manager will surrender promptly to the Trust any such records upon the Trust’s request. The Trust agrees, however, that Portfolio Manager may retain copies of those records that are required to be maintained by Portfolio Manager under federal or state regulations to which it may be subject or are reasonably necessary for purposes of conducting its business;

(iii) provide, in a timely manner, such information as may be reasonably requested by the Trust or its designated agents in connection with, among other things, the daily computation of the Portfolio’s net asset value and net income, preparation of proxy statements or amendments to the Trust’s registration statement and monitoring investments made in the Account so that the Trust can ensure compliance with the various limitations on investments applicable to the Portfolio and so the Trust’s investment adviser can ensure that the Portfolio will continue to qualify for the special tax treatment accorded to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”); and

(iv) render regular reports to the Trust concerning the performance of Portfolio Manager of its responsibilities under this Agreement. In particular, Portfolio Manager agrees that it will, at the reasonable request of the Board of Trustees, attend meetings of the Board or its validly constituted committees and will, in addition, make its officers and employees available to meet with the officers and employees of the Trust at least quarterly and at other times upon reasonable notice, to review the investments and investment program of the Account.

3. Portfolio Transaction and Brokerage. In placing orders for portfolio securities with brokers and dealers, Portfolio Manager shall seek to execute securities transactions on behalf of the Account in such a manner that the total cost or proceeds in each transaction is the most favorable under the circumstances. Portfolio Manager may, however, in its discretion, direct orders to brokers that provide to Portfolio Manager research, analysis, advice and similar services, and Portfolio Manager may cause the Account to pay to those brokers a higher commission than may be charged by other brokers for similar transactions, provided that Portfolio Manager determines in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Portfolio Manager to the Account and any other accounts with respect to which Portfolio Manager exercises investment discretion, and provided further that such practice is subject to review by the Trust’s Board of Trustees. Portfolio Manager shall not execute any portfolio transactions for the Trust with a broker or dealer which is an “affiliated person” of the Trust or Portfolio Manager, including any other investment advisory organization that may, from time to time act as a portfolio manager for the Portfolio or any of the Trust’s other Portfolios, except as permitted under the Investment Company Act and rules promulgated thereunder. The Trust shall provide a list of such affiliated brokers and dealers to Portfolio Manager and will promptly advise Portfolio Manager of any changes in such list.

4. Expenses and Compensation. Except for expenses specifically assumed or agreed to be paid by the Portfolio Manager under this Agreement, the Portfolio Manager shall not be liable for any expenses of the Portfolio or the Trust, including, without limitation: (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase and sale of securities or other investment instruments with respect to the Portfolio; and (iii) custodian fees and expenses. For its services under this Agreement, Portfolio Manager shall be entitled to receive a fee, which fee shall be payable monthly in arrears within 30 days after each month end. For so long as the average daily net assets of the Account are greater than $200 million, the fee shall be at the annual rate of 0.20% of the average daily net assets of the Account. If the average daily net assets of the Account are reduced to $200 million or less due to withdrawals or redemptions, beginning with the first calendar quarter following the date on which such withdrawal or redemption reduced such average daily net assets of the Account to $200 million or less, the fee shall be calculated based on average daily net assets of the Account at the following annual rates.

0.40% on assets up to $25 million;

0.375% on assets from $25 million to $50 million;

0.3375 on assets from $50 million to $100 million;

0.25% on assets from $100 million to $200 million; and

0.20% on assets in excess of $200 million.

5. Limitation of Liability and Indemnification. (a) Portfolio Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio or the Trust in connection with the matters to which this Agreement relates including, without limitation, losses that may be sustained in connection with the purchase, holding, redemption or sale of any security or other investment by the Portfolio, except a loss to the Account resulting from willful misfeasance, bad faith or gross negligence on the part of Portfolio Manager in the performance of its duties or from reckless disregard by it of its duties under this Agreement.

(b) Notwithstanding the foregoing, Portfolio Manager expressly agrees that the Trust may rely upon: (i) the Portfolio Manager’s current Form ADV; and (ii) information provided, in writing, by Portfolio Manager to the Trust in accordance with Section 9 of this Agreement or otherwise to the extent such information was provided by Portfolio Manager for the purpose of inclusion in SEC Filings, as hereinafter defined, provided that a copy of each SEC Filing is provided to Portfolio Manager: (i) at least 10 business days prior to the date on which it will become effective, in the case of a registration statement; (ii) at least 10 business days prior to the date upon which it is filed with the SEC in the case of the Trust’s semi-annual-report on Form N-SAR or any shareholder report or proxy statement; or (iii) at least 10 business days prior to first use, in the case of any other SEC Filing. For purposes of this Section 5, “SEC Filings” means the Trust’s registration statement and amendments thereto and any periodic reports relating to the Trust and its Portfolios that are required by law to be furnished to shareholders of the Trust and/or filed with the SEC.

(c) Portfolio Manager agrees to indemnify and hold harmless the Trust and each of its Trustees, officers, employees and control persons from any claims, liabilities and reasonable expenses, including reasonable attorneys’ fees (collectively, “Losses”), to the extent that such Losses arise out of any untrue statement of a material fact contained in an SEC Filing or the omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they are made, not materially misleading, if such statement or omission was made in reliance upon the Portfolio Manager’s current Form ADV or written information furnished by the Portfolio Manager for the purpose of inclusion in such SEC Filings or other appropriate SEC Filings; provided that a copy of each SEC Filing was provided to Portfolio Manager: (i) at least 10 business days prior to the date on which it will become effective, in the case of a registration statement; (ii) at least 10 business days prior to the date upon which it is filed with the SEC in the case of the Trust’s semi-annual-report on Form N-SAR or any shareholder report or proxy statement; or (iii) at least 10 business days prior to first use, in the case of any other SEC Filing.

(d) In the event that a legal proceeding is commenced against the Trust on the basis of claims for which the Portfolio Manager would, if such claims were to prevail, be required to indemnify the Trust pursuant to Section 5(c) above, Portfolio Manager will, at its expense, provide such assistance as the Trust may reasonably request in preparing the defense of the such claims (including by way of example making Portfolio Manager’s personnel available for interview by counsel for the Trust, but specifically not inducing retention or payment of counsel to defend such claims on behalf of the Trust, provided that counsel reasonably acceptable to Portfolio Manager is retained by the Trust); provided that the Portfolio Manager will not be required to pay any Losses of the Trust except to the extent it may be required to do so under Section 5(c) above.

(e) The indemnification obligations set forth in Section 5 (c) shall not apply unless: (i) the statement or omission in question accurately reflects information provided to the Trust in writing by the Portfolio Manager; (ii) the statement or omission in question was made in an SEC Filing in reliance upon written information provided to the Trust by the Portfolio Manager specifically for use in such SEC Filing; (iii) the Portfolio Manager was afforded the opportunity to review the statement (or the omission was identified to it) in connection with the 10 business day review requirement set forth in Section 5(b) above; and (iv) upon receipt by the Trust of any notice of the commencement of any action or the assertion of any claim to which the indemnification obligations set forth in Section 5(c) may apply, the Trust notifies the Portfolio Manager, within 30 days and in writing, of such receipt and provides to Portfolio Manager the opportunity to participate in the defense and/or settlement of any such action or claim. Further, Portfolio Manager will not be required to indemnify any person under this Section 5 to the extent that Portfolio Manager relied upon statements or information furnished to the Portfolio Manager, in writing, by any officer, employee or Trustee of the Trust, or by the Trust’s custodian, administrator or accounting agent or any other agent of the Trust, in preparing written information provided to the Trust and upon which the Trust relied in preparing the SEC Filing(s) in question.

(f) The Portfolio Manager shall not be liable for: (i) any acts of any other portfolio manager to the Portfolio or the Trust with respect to the portion of the assets of the Portfolio or the Trust not managed by the Portfolio Manager; and (ii) acts of the Portfolio Manager which result from acts of the Trust, including, but not limited to, a failure of the Trust to provide accurate and current information with respect to the investment objectives, policies, or restrictions applicable to the Portfolio, actions of the Trustees, or any records maintained by Trust or any other portfolio manager to the Portfolio. The Trust agrees that, to the extent the Portfolio Manager complies with the investment objectives, policies, and restrictions applicable to the Portfolio as provided to the Portfolio Manager by the Trust, and with laws, rules, and regulations applicable to the Portfolio (including, without limitation, any requirement to manage the Portfolio in a manner designed to comply with Subchapter M of the Code) in the management of the assets of the Portfolio specifically committed to management by the Portfolio Manager, without regard to any other assets or investments of the Portfolio, Portfolio Manager will be conclusively presumed for all purposes to have met its obligations under this Agreement to act in accordance with the investment objectives, polices, and restrictions applicable to the Portfolio and with laws, rules, and regulations applicable to the Portfolio, it being the intention that for this purpose the assets committed to management by the Portfolio Manager shall be considered a separate and discrete investment portfolio from any other assets of the Portfolio; without limiting the generality of the foregoing, the Portfolio Manager will have no obligation to inquire into, or to take into account, any other investments of the Portfolio in making investment decisions under this Agreement. In no event shall the Portfolio Manager or any officer, director, employee, or agent or the Portfolio Manager have any liability arising from the conduct of the Trust and any other portfolio manager with respect to the portion of the Portfolio’s assets not allocated to the Portfolio Manager.

6. Permissible Interest. Subject to and in accordance with the Trust’s Declaration of Trust and Bylaws and corresponding governing documents of Portfolio Manager, Trustees, officers, agents and shareholders of the Trust may have an interest in the Portfolio Manager as officers, directors, agents and/or shareholders or otherwise. Portfolio Manager may have similar interests in the Trust. The effect of any such interrelationships shall be governed by said governing documents and the provisions of the Investment Company Act.

7. Duration, Termination and Amendments. This Agreement shall become effective as of the date first written above and shall continue in effect thereafter for two years. This Agreement shall continue in effect from year to year thereafter for so long as its continuance is specifically approved, at least annually, by: (i) a majority of the Board of Trustees or the vote of the holders of a majority of the Portfolio’s outstanding voting securities; and (ii) the affirmative vote, cast in person at a meeting called for the purpose of voting on such continuance, of a majority of those members of the Board of Trustees (“Independent Trustees”) who are not “interested persons” of the Trust or any investment adviser to the Trust.

This Agreement may be terminated by the Trust or by Portfolio Manager at any time and without penalty upon sixty days written notice to the other party, which notice may be waived by the party entitled to it. This Agreement may not be amended except by an instrument in writing and signed by the party to be bound thereby provided that if the Investment Company Act requires that such amendment be approved by the vote of the Board, the Independent Trustees and/or the holders of the Trust’s or the Portfolio’s outstanding shareholders, such approval must be obtained before any such amendment may become effective. This Agreement shall terminate upon its assignment. For purposes of this Agreement, the terms “majority of the outstanding voting securities,” “assignment” and “interested person” shall have the meanings set forth in the Investment Company Act.

8. Confidentiality; Use of Name. Portfolio Manager and the Trust acknowledge and agree that during the term of this Agreement the parties may have access to certain information that is proprietary to the Trust or Portfolio Manager, respectively (or to their affiliates and/or service providers). The parties agree that their respective officers and employees shall treat all such proprietary information as confidential and will not use or disclose information contained in, or derived from such material for any purpose other than in connection with the carrying out of their responsibilities under this Agreement and the management of the Trust’s assets, provided, however, that this shall not apply in the case of: (i) information that is publicly available; and (ii) disclosures required by law or requested by any regulatory authority that may have jurisdiction over Portfolio Manager or the Trust, as the case may be, in which case such party shall request such confidential treatment of such information as may be reasonably available. In addition, each party shall use its reasonable efforts to ensure that its agents or affiliates who may gain access to such proprietary information shall be made aware of the proprietary nature and shall likewise treat such materials as confidential.

It is acknowledged and agreed that the names “Hirtle Callaghan,” “Hirtle Callaghan Chief Investment Officers” (which is a registered trademark of Hirtle Callaghan & Co., LLC (“HCC”)), “HC Capital” and any derivative of any of them, as well as any logo that is now or shall later become associated with such names (“Marks”) are valuable property of HCC and that the use of the Marks, or any one of them, by the Trust or its agents is subject to the license granted to the Trust by HCC. Portfolio Manager agrees that, other than for the purpose of complying with regulatory requirements, it will not use any Mark without the prior written consent of the Trust. Portfolio Manager consents to use of its name, performance data, biographical data and other pertinent data, and the Fort Washington Marks (as defined below), by the Trust for use in marketing and sales literature, provided that any such marketing and sales literature shall not be used by the Trust without the prior written consent of Portfolio Manager, which consent shall not be unreasonably withheld. The Trust shall have full responsibility for the compliance by any such marketing and sales literature with all applicable laws, rules, and regulations, and Portfolio Manager will have no responsibility or liability therefor.

It is acknowledged and agreed that the name “Fort Washington Investment Advisors, Inc.” and any portion or derivative thereof, as well as any logo that is now or shall later become associated with the name (“Fort Washington Marks”), are valuable property of the Portfolio Manager and that the use of the Fort Washington Marks by the Trust or its agents is permitted only so long as this Agreement is in place.

The provisions of this Section 8 shall survive termination of this Agreement.

9. Representation, Warranties and Agreements of Portfolio Manager. Portfolio Manager represents and warrants that:

(a) It is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Investment Advisers Act”), it will maintain such registration in full force and effect and will, consistent with its obligations under Regulation FD, promptly report to the Trust the existence of any litigation or proceeding that, in the event of an adverse outcome, cause the Portfolio Manager to become ineligible to serve as an investment adviser to a registered investment company under Section 9 of the Investment Company Act.

(b) Portfolio Manager understands that the Trust is subject to various regulations under the Investment Company Act which require that the Board review and approve various procedures adopted by portfolio managers and may also require disclosure regarding the Board’s consideration of these matters in various documents required to be filed with the SEC. Portfolio Manager represents that it will, upon reasonable request of the Trust, provide to the Trust information regarding all such matters including, but not limited to, codes of ethics required by Rule 17j-1 under the Investment Company Act and compliance procedures required by Rule 206(4)-7 under the Investment Advisers Act, as well as certifications that, as contemplated under Rule 38a-1 under the Investment Company Act, Portfolio Manager has implemented a compliance program that is reasonably designed to prevent violations of the federal securities laws by the Portfolio Manager with respect to those services provided pursuant to this Agreement.

Portfolio Manager acknowledges that the Trust may, in response to regulations or recommendations issued by the SEC or other regulatory agencies, from time to time, request additional information regarding the personal securities trading of its directors, partners, officers and employees and the policies of Portfolio Manager with regard to such trading. Portfolio Manager agrees that it make reasonable efforts to respond to the Trust’s reasonable requests in this area.

(c) Upon request of the Trust, Portfolio Manager shall promptly supply the Trust with any information concerning Portfolio Manager and its stockholders, employees and affiliates that the Trust may reasonably require in connection with the preparation of its registration statements, proxy materials, reports and other documents required, under applicable state or Federal laws, to be filed with state or Federal agencies and/or provided to shareholders of the Trust.

10. Status of Portfolio Manager. The Trust and Portfolio Manager acknowledge and agree that the relationship between Portfolio Manager and the Trust is that of an independent contractor and under no circumstances shall any employee of Portfolio Manager be deemed an employee of the Trust or any other organization that the Trust may, from time to time, engage to provide services to the Trust, its Portfolios or its shareholders. The parties also acknowledge and agree that nothing in this Agreement shall be construed to restrict the right of Portfolio Manager or its affiliates to perform investment management or other services to any person or entity, including without limitation, other investment companies and persons who may retain Portfolio Manager to provide investment management services and the performance of such services shall not be deemed to violate or give rise to any duty or obligations to the Trust.

11. Counterparts and Notice. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original. Any notice required to be given under this Agreement shall be deemed given when received, in writing addressed and delivered, by certified mail, by hand or via overnight delivery service as follows:

If to the Trust:

Robert J. Zion, Vice President

HC Capital Trust

Five Tower Bridge, 300 Barr Harbor Drive, Suite 300

West Conshohocken, PA 19428

If to Portfolio Manager:

12. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the law of the State of Delaware provided that nothing herein shall be construed as inconsistent with the Investment Company Act or the Investment Advisers Act.

The Trust acknowledges receipt of Part II of Portfolio Manager’s Form ADV, copies of which have been provided to the Trust’s Board of Trustees.

Portfolio Manager is hereby expressly put on notice of the limitations of shareholder and Trustee liability set forth in the Declaration of Trust of the Trust and agrees that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the assets of the Portfolio. Portfolio Manager further agrees that it will not seek satisfaction of any such obligations from the shareholders or any individual shareholder of the Trust, or from the Trustees of the Trust or any individual Trustee of the Trust.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized as of the day and year first written above.

ATTEST:	Fort Washington Investment Advisors, Inc.

By:

ATTEST:	HC Capital Trust (on behalf of The Fixed Income Opportunity Portfolio)

By:

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

        EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND PROMPTLY RETURN YOUR PROXY CARD IN THE ENCLOSED ENVELOPE TODAY

To vote by Internet

1)  Read the Proxy Statement and have the proxy card below at hand.

2)  Go to website www.proxyvote.com

3)  Follow the instructions provided on the website.

To vote by Telephone

1)  Read the Proxy Statement and have the proxy card below at hand.

2)  Call 1-800-690-6903

3)  Follow the instructions.

To vote by Mail

1)  Read the Proxy Statement.

2)  Check the appropriate boxes on the proxy card below.

3)  Sign and date the proxy card.

4)  Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
<XXXXX>1	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DYNAMIC CALLING - POSITION C - EFN LINE 1

The Board of Trustees recommends you vote FOR the following proposal:				For	Against	Abstain

1. Approval of an amendment to the portfolio management agreement between the Trust, on behalf of The Growth Equity Portfolio, and Jennison Associates, LLC.				☐	☐	☐

Shareholders of the Portfolio will also transact such further business as may properly come before the Special Meeting or any adjournment thereof.

PLEASE SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE - NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE TRUST FURTHER SOLICITATION EXPENSE. THE RECEIPT OF THE NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY EXECUTION OF THIS PROXY.

Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting:

The Notice of Joint Special Meeting of Shareholders and Proxy Statement are available at

www.proxyvote.com

<XXXXX>2

JOINT SPECIAL MEETING OF SHAREHOLDERS

OF

THE GROWTH EQUITY PORTFOLIO

OF

HC CAPITAL TRUST

APRIL 30, 2012

The undersigned appoints Donald E. Callaghan, Robert J. Zion and Colette Bull, and each of them, attorneys and proxies, with full power of substitution in each, to vote and act on behalf of the undersigned at the Joint Special Meeting of Shareholders of the HC Capital Trust (the “Trust”) representing interests in the Trust’s Portfolio, named above, at the offices of HC Capital Trust, Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428, on Monday, April 30, 2012 at 10:00 a.m. and at all adjournments, according to the number of shares of beneficial interest which the undersigned could vote if present, upon such subjects as may properly come before the meeting, all as set forth in the notice of the meeting and the proxy statement furnished therewith. Unless otherwise marked on the reverse side, this proxy is given WITH authority to vote FOR the proposal noted on the reverse side. The undersigned further confers upon such attorneys and proxies discretionary authority to vote for and in the name of the undersigned and with all of the powers the undersigned would possess if personally present, all the Portfolio shares of the undersigned in the Trust at said meeting.

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Joint Special Meeting of Shareholders and the Proxy Statement by execution of this Proxy.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

         EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND PROMPTLY RETURN YOUR PROXY CARD IN THE ENCLOSED ENVELOPE TODAY

To vote by Internet

1)  Read the Proxy Statement and have the proxy card below at hand.

2)  Go to website www.proxyvote.com

3)  Follow the instructions provided on the website.

To vote by Telephone

1)  Read the Proxy Statement and have the proxy card below at hand.

2)  Call 1-800-690-6903

3)  Follow the instructions.

To vote by Mail

1)  Read the Proxy Statement.

2)  Check the appropriate boxes on the proxy card below.

3)  Sign and date the proxy card.

4)  Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
<XXXXX>3	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

DYNAMIC CALLING - POSITION C - EFN LINE 1

The Board of Trustees recommends you vote FOR the following proposal:				For	Against	Abstain

2. Approval of amendment to the portfolio management agreement between the Trust, on behalf of The Institutional Growth Equity Portfolio and Jennison Associates, LLC.				☐	☐	☐

Shareholders of the Portfolio will also transact such further business as may properly come before the Special Meeting or any adjournment thereof.

PLEASE SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE - NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE TRUST FURTHER SOLICITATION EXPENSE. THE RECEIPT OF THE NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY EXECUTION OF THIS PROXY.

Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting:

The Notice of Joint Special Meeting of Shareholders and Proxy Statement are available at www.proxyvote.com

<XXXXX>4

JOINT SPECIAL MEETING OF SHAREHOLDERS

OF

THE INSTITUTIONAL GROWTH EQUITY PORTFOLIO

OF

HC CAPITAL TRUST

APRIL 30, 2012

The undersigned appoints Donald E. Callaghan, Robert J. Zion and Colette Bull, and each of them, attorneys and proxies, with full power of substitution in each, to vote and act on behalf of the undersigned at the Joint Special Meeting of Shareholders of the HC Capital Trust (the “Trust”) representing interests in the Trust’s Portfolio, named above, at the offices of HC Capital Trust, Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428, on Monday, April 30, 2012 at 10:00 a.m. and at all adjournments, according to the number of shares of beneficial interest which the undersigned could vote if present, upon such subjects as may properly come before the meeting, all as set forth in the notice of the meeting and the proxy statement furnished therewith. Unless otherwise marked on the reverse side, this proxy is given WITH authority to vote FOR the proposal noted on the reverse side. The undersigned further confers upon such attorneys and proxies discretionary authority to vote for and in the name of the undersigned and with all of the powers the undersigned would possess if personally present, all the Portfolio shares of the undersigned in the Trust at said meeting.

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Joint Special Meeting of Shareholders and the Proxy Statement by execution of this Proxy.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

        EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND PROMPTLY RETURN YOUR
PROXY CARD IN THE ENCLOSED ENVELOPE TODAY

To vote by Internet

1)  Read the Proxy Statement and have the proxy card below at hand.

2)  Go to website www.proxyvote.com

3)  Follow the instructions provided on the website.

To vote by Telephone

1)  Read the Proxy Statement and have the proxy card below at hand.

2)  Call 1-800-690-6903

3)  Follow the instructions.

To vote by Mail

1)  Read the Proxy Statement.

2)  Check the appropriate boxes on the proxy card below.

3)  Sign and date the proxy card.

4)  Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
<XXXXX>5	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DYNAMIC CALLING - POSITION C - EFN LINE 1

The Board of Trustees recommends you vote FOR the following proposal:
				For	Against	Abstain

3. Approval of a portfolio management agreement between the Trust, on behalf of The Fixed Income Opportunity Portfolio, and Fort Washington Investment Advisors, Inc.				☐	☐	☐

Shareholders of the Portfolio will also transact such further business as may properly come before the Special Meeting orany adjournment thereof.

PLEASE SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE - NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE TRUST FURTHER SOLICITATION EXPENSE. THE RECEIPT OF THE NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY EXECUTION OF THIS PROXY.

Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting:

The Notice of Joint Special Meeting of Shareholders and Proxy Statement are available at

www.proxyvote.com

<XXXXX>6

JOINT SPECIAL MEETING OF SHAREHOLDERS

OF

THE FIXED INCOME OPPORTUNITY PORTFOLIO

OF

HC CAPITAL TRUST

APRIL 30, 2012

The undersigned appoints Donald E. Callaghan, Robert J. Zion and Colette Bull, and each of them, attorneys and proxies, with full power of substitution in each, to vote and act on behalf of the undersigned at the Joint Special Meeting of Shareholders of the HC Capital Trust (the “Trust”) representing interests in the Trust’s Portfolio, named above, at the offices of HC Capital Trust, Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428, on Monday, April 30, 2012 at 10:00 a.m. and at all adjournments, according to the number of shares of beneficial interest which the undersigned could vote if present, upon such subjects as may properly come before the meeting, all as set forth in the notice of the meeting and the proxy statement furnished therewith. Unless otherwise marked on the reverse side, this proxy is given WITH authority to vote FOR the proposal noted on the reverse side. The undersigned further confers upon such attorneys and proxies discretionary authority to vote for and in the name of the undersigned and with all of the powers the undersigned would possess if personally present, all the Portfolio shares of the undersigned in the Trust at said meeting.

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Joint Special Meeting of Shareholders and the Proxy Statement by execution of this Proxy.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.